CONFIDENTIAL
--------------------------------------------------------------------------------


PRESENTATION MATERIALS PREPARED FOR THE
SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS


JANUARY 18, 2001

TABLE OF CONTENTS
--------------------------------------------------------------------------------


1.     Overview and Analysis of LVMH Offer

2.     Industry Overview

3.     Public Market Overview

4.     Overview of Donna Karan Financials

5.     Preliminary Valuation Analysis

6.     Preliminary Assessment of DKI Value to LVMH

7.     Evaluation of Strategic Alternatives

APPENDIX

--------------------------------------------------------------------------------
                    OVERVIEW AND ANALYSIS OF LVMH OFFER
--------------------------------------------------------------------------------

OVERVIEW AND ANALYSIS OF LVMH OFFER
--------------------------------------------------------------------------------
INTRODUCTION

     - On December 15, 2000, LVMH made an unsolicited offer for all of the outstanding shares of Donna Karan International ("DKI" or the Company) for $8.50 per share in cash

     - In addition, LVMH also announced that it had signed a definitive agreement to acquire all of the outstanding shares of Gabrielle Studio for $450 million, subject to a reduction of $50 million if LVMH enters into an agreement for the acquisition of New York on or before June 15, 2001 and subsequently consummates this transaction

     - Merrill Lynch has worked closely with DKI management to understand the future financial prospects of the Company

     - As advisor to the Special Committee of the Board of Directors of Donna Karan International (the "Special Committee"), Merrill Lynch has evaluated the following:

         - Industry trends and outlook

         - Public market performance of Donna Karan International

         - Preliminary valuation of the Company

         - Strategic alternatives available to Donna Karan International

         - Preliminary assessment of the Company's value to LVMH

Overview and Analysis of LVMH Offer
--------------------------------------------------------------------------------
Review of Key Events


DATE                                     EVENTS
----------------   -------------------------------------------------------------
December 8, 2000   - Special Committee is formed with the mandate of evaluating strategic alternatives for the Company

December 15, 2000  - LVMH proposes to acquire all outstanding Donna Karan
                     International shares for $8.50 per share in cash

                   - LVMH signs definitive agreement to acquire Gabrielle Studio for between $400 to $450 million in cash

December 18, 2000  - LVMH publicly announces Gabrielle Studio transaction and
                     Donna Karan International proposal

December 20, 2000  - The Company announces establishment of Special Committee and retains Merrill Lynch and Mayer, Brown & Platt as financial and legal advisor, respectively

January 4, 2001    - Merrill Lynch meets the Company's Management to conduct due diligence. Merrill Lynch's due diligence is ongoing

January 8, 2001    - In response to queries concerning LVMH's merger proposal,
                     Donna Karan International announces that the Special
                     Committee will evaluate not only LVMH's proposal to enter
                     into merger negotiations but will also evaluate any viable proposal for a combination with another company and other
                     strategic alternatives including remaining an independent
                     company with the goal of maximizing shareholder value

January 18, 2001   - Special Committee convenes to evaluate, on a preliminary basis, strategic alternatives including the LVMH proposal

Overview and Analysis of LVMH Offer
--------------------------------------------------------------------------------
Strategic Alternatives Considerations

     - The range of strategic alternatives available to companies generally encompasses a broad range of transactions

         - Negotiation with "unsolicited" suitor

         - Sale to another third-party

         - Strategic merger

         - Financial investments to accelerate growth

         - Broad sub-licensing arrangements

         - Status-quo

     - All of the strategic alternatives available to the Company should be evaluated in light of:

         - Adequacy of the LVMH offer

         - Impact on DKI of LVMH's potential ownership of the Gabrielle Studio license and resulting operational control

         - Founders' ability to agree or veto any potential sale of the Gabrielle Studio license to parties other than LVMH

Overview and Analysis of LVMH Offer
--------------------------------------------------------------------------------
Implied Multiples of LVMH Offer - Management Estimates
(Dollars in Millions, Except per Share Amounts)


                                                                                              ENTERPRISE VALUE AS A
     DKI              PREMIUM TO       DKI          DKI           GABRIELLE      COMBINED      MULTIPLE OF 2000 (c)    OFFER VALUE
OFFER PRICE       PRE-ANNOUNCEMENT    NET       ENTERPRISE      ENTERPRISE    DKI/GABRIELLE   ----------------------  AS A MULTIPLE
 PER SHARE             PRICE        DEBT (a)     VALUE (b)       VALUE (c)     ENT. VALUE     REVENUE   EBITDA  EBIT   OF 2001 P/E
-----------       ----------------  --------    ----------      ----------    -------------   -------   ------  ----  -------------
DKI STANDALONE - PRE-ANNOUNCEMENT

$4.88                      --        $4.8        $112.7              --          $112.7        0.17x     2.6x    4.0x      5.9x

DKI STANDALONE

$8.50                    74.4%      ($0.4)       $194.4              --          $194.4        0.29x     4.5x    6.8x     10.4x

                                                 -----------------------------------------------------------------------------------
                                                 DKI ESTIMATES                                $675.2    $42.9   $28.5     $0.82
                                                 -----------------------------------------------------------------------------------

DKI/GABRIELLE COMBINED

$8.50                    74.4%      ($0.4)       $194.4          $400.0          $594.4        0.88x     8.2x   10.2x     17.8x

                                                 -----------------------------------------------------------------------------------
                                                 DKI/GABRIELLE COMBINED ESTIMATES             $675.2    $72.9   $58.5     $33.4(d)
                                                 -----------------------------------------------------------------------------------

--------------------------------
(a)  INCLUDES OPTION PROCEEDS OF $5.2 MILLION.
(b) BASED ON 22.137 MILLION SHARES OUTSTANDING AND 0.784 MILLION OPTIONS OUTSTANDING AT A WEIGHTED AVERAGE STRIKE PRICE OF $6.68, EXCEPT FOR THE PRE-ANNOUNCEMENT VALUE, WHICH EXCLUDES OPTIONS FROM THE CALCULATION.
(c)  BASED UPON CURRENT ACQUISITION PRICE OF GABRIELLE STUDIO.
(d) REFLECTS NET INCOME OF COMBINED COMPANY (COMBINED EBIT - DKI INTEREST EXPENSE - TAXES @ 39.0%).

Overview and Analysis of LVMH Offer
--------------------------------------------------------------------------------
Valuation of Gabrielle Studio (a)
(Dollars in Millions)

-----------------------------------------------------------------------------------------------
                            ROYALTY STREAM TO GABRIELLE STUDIO (b)
-----------------------------------------------------------------------------------------------
                                                               PROJECTED FYE DECEMBER 31,
                                                     ------------------------------------------
MANAGEMENT ESTIMATES                                  2001      2002     2003     2004     2005
                                                     ------    ------   ------   ------   -----
Royalty to Gabrielle Studio                          $34.8     $38.8    $43.8    $49.9    $54.8
                                                     -----     -----    -----    -----    -----
Less Taxes @ 39.0%                                   (13.6)    (15.1)   (17.1)   (19.5)   (21.4)
                                                     -----     -----    -----    -----    -----
Free Cash Flow to Gabrielle Studio                   $21.2     $23.6    $26.7    $30.4    $33.5
                                                     =====     =====    =====    =====    =====
ROYALTY TO GABRIELLE STUDIO % GROWTH                  15.9%     11.5%    12.9%    14.0%     9.9%


-----------------------------------------------------------------
       DISCOUNTED CASH FLOW VALUATION OF GABRIELLE STUDIO
-----------------------------------------------------------------
               GROSS VALUE OF GABRIELLE STUDIO AT GROWTH RATES OF
DISCOUNT       --------------------------------------------------
 RATES                2.5%               3.0%               3.5%
--------             ------             ------             ------
 9.00%               $446.2             $476.6             $512.5
10.00%                384.4              406.1              431.2
11.00%                337.1              353.4              371.7
12.00%                299.9              312.4              326.3

--------------------------------
(a) ASSUMES 2005 FREE CASH FLOW OF $33.5 MILLION GROWS IN PERPETUITY AT 2.5%-3.5% AS INDICATED.
(b)  BASED ON DKI MANAGEMENT PROJECTIONS.

Overview and Analysis of LVMH Offer
--------------------------------------------------------------------------------
Analysis of Premiums Paid in Acquisition Transactions

--------------------------------------------------------------------------------------------------------------------------------
                                              IMPLIED PREMIUMS PAID
--------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF OFFER                 % OF OFFER PREMIUM/
PRE-ANNOUNCEMENT                                    DKI AVERAGE              PREMIUM/DISCOUNT              DISCOUNT TO DKI
TIME PERIOD (a)         DKI TRADING HIGH        CLOSING SHARE PRICE        TO DKI TRADING HIGH (b)     AVERAGE CLOSING PRICE (b)
----------------      --------------------   -------------------------   ---------------------------   -------------------------
1 Month                     $6.13                     $5.06                        38.8%                         67.9%

3 Months                     6.50                      5.52                        30.8%                         54.0%

6 Months                     6.94                      5.86                        22.5%                         44.9%

1 Year                       9.38                      6.58                        (9.3%)                        29.1%

2 Years                     11.00                      7.23                       (22.7%)                        17.5%

------------------------------------------------------------------------
                         ACQUISITION TRANSACTIONS
         SINCE 1998 - $100 TO $500 MILLION (c) (3,294 TRANSACTIONS)
------------------------------------------------------------------------
                                  PRE-ANNOUNCEMENT PERIOD
                     ---------------------------------------------------
                     ONE MONTH           ONE WEEK                ONE DAY
                     ---------           --------                -------
High                  246.7%              246.8%                  246.8%

Median                 37.4%               33.1%                   27.0%

Mean                   46.2%               40.8%                   35.1%

Low                     0.1%                0.0%                    0.0%
------------------------------------------------------------------------
DKI                    51.1%               76.6%                   74.4%
------------------------------------------------------------------------

------------------------------------------------------------------------
                             CONTROL SHAREHOLDER TRANSACTIONS
                             SINCE 1998 (d) (214 TRANSACTIONS)
------------------------------------------------------------------------
                                  PRE-ANNOUNCEMENT PERIOD
                     ---------------------------------------------------
                     ONE MONTH           ONE WEEK                ONE DAY
                     ---------           --------                -------
High                  263.0%              181.1%                  220.0%

Median                 28.0%               27.1%                   22.7%

Mean                   41.2%               38.0%                   33.3%

Low                     1.4%                0.3%                    0.1%
------------------------------------------------------------------------
DKI                    51.1%               76.6%                   74.4%
------------------------------------------------------------------------

--------------------------
SOURCE:  FACTSET.
(a)  PRE-ANNOUNCEMENT DATE:  DECEMBER 15, 2000.
(b)  BASED ON OFFER PRICE OF $8.50 PER DKI SHARE.
(c) TRANSACTIONS INVOLVING THE ACQUISITION OF ALL OF THE OUTSTANDING COMMON STOCK BY AN ENTITY NOT CONTROLLING 50% OR GREATER OF THE COMMON SHARES PRIOR TO THE ACQUISITION.
(d) TRANSACTIONS INVOLVING THE ACQUISITION OF ALL OF THE OUTSTANDING COMMON STOCK BY AN EXISTING "CONTROL" SHAREHOLDER (MEASURED BY 50% OR GREATER OWNERSHIP).

--------------------------------------------------------------------------------
                              INDUSTRY OVERVIEW
--------------------------------------------------------------------------------

Industry Overview
------------------------------------------------------------------------------
Apparel Industry Overview

     - In the early to mid 1990's, the market witnessed several highly visible IPO's of branded apparel companies. The success of those offerings was based on several factors:

         - Decision by department stores to dedicate substantially more space to the stronger brands

         - Perception that brand strength would lead to additional growth beyond floor space growth; including, new product categories and new distribution channels

--------------------------------------------------------------------------------
                          BRANDED APPAREL COMPANIES (a)
                    SHARE OF DEPARTMENT STORES APPAREL SALES
--------------------------------------------------------------------------------

                             [BAR CHAR APPEARS HERE]


1991     1992     1993     1994     1995     1996     1997     1998     1999
----     ----     ----     ----     ----     ----     ----     ----     ----
20.0%    22.0%    24.0%    22.0%    24.0%    30.0%    35.0%    38.0%    43.0%

--------------------------------
SOURCE: NPD GROUP AND WALL STREET RESEARCH.
(a) INCLUDES JONES APPAREL GROUP, LIZ CLAIBORNE, NAUTICA, POLO RALPH LAUREN AND TOMMY HILFIGER.

Industry Overview
--------------------------------------------------------------------------------
Apparel Industry Overview (Cont'd)

     - At the time of their IPO's, the following companies showed growth rates well in excess of the average market growth rate and therefore received premium valuations

-----------------------------------------------------------------------------------------------------------------------------
                                                TRADING MULTIPLES AT TIME OF IPO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              1-YR FORWARD          5-YR EPS
COMPANY                                         DATE                  IPO PRICE                    P/E            GROWTH RATE
----------------------------------            --------               -----------              ------------        -----------
Designer Holdings                              5/10/96                  $18.00                    20.2x              20.0%

Donna Karan International                      6/28/96                   24.00                    24.7               20.0

Nautica (a)                                   12/17/93                   22.00                    17.6               17.0

Polo Ralph Lauren                              6/12/97                   26.00                    23.6               16.5

Tommy Hilfiger                                 9/23/92                   15.00                    18.3               35.0
                                                                     --------------------------------------------------------
                                                                         MEAN                     20.9x              21.7%
                                                                     --------------------------------------------------------

--------------------------------
(a) LATEST PUBLIC OFFERING.

INDUSTRY OVERVIEW
--------------------------------------------------------------------------------
APPAREL INDUSTRY OVERVIEW (CONT'D)

     - In recent years, however, investor sentiment has shifted for branded apparel companies

         - Saturation in the department store channel has significantly reduced the expected rate of sales growth

         - Failure of companies to dramatically increase product breadth, expand international presence and changes in fashion trends have in some cases resulted in earnings disappointments

     - In addition, the overall context of the department store industry has changed dramatically

         - The industry has become highly consolidated

            - There are currently six major department store chains today vs.
              eighteen ten years ago

         - Given their increasing leverage with their vendors, department stores have made stringent demands on companies such as DKI

            - Payments to build and staff shop-in-shops

            - Management of inventory

            - Incremental contributions to co-op advertising

            - Margin guarantees

     - As a result of these issues, investors have questioned the sustainability of growth, resulting in currently depressed valuations


--------------------------------------------------------------------------------
                          CURRENT TRADING MULTIPLES (a)
--------------------------------------------------------------------------------
                                                                       5-YR EPS
COMPANY                           STOCK PRICE    1-YR FORWARD P/E    GROWTH RATE
-----------------------------     -----------    ----------------    -----------
Donna Karan International (b)        $4.88              6.4x            16.0%
Nautica                              16.25             11.0             12.5%
Polo Ralph Lauren                    24.94             13.5             13.5%
Tommy Hilfiger                       11.63              7.6             12.3%
                                  ----------------------------------------------
                                     MEAN               9.6x            13.6%
                                  ----------------------------------------------

--------------------------------
(a) AS OF JANUARY 16, 2001.
(b) AS OF PRE-ANNOUNCEMENT DATE: DECEMBER 15, 2000.

Industry Overview
--------------------------------------------------------------------------------
Apparel Industry Overview (cont'd)

--------------------------------------------------------------------------------
       HISTORICAL 1-YR FORWARD P/E MULTIPLE - BRANDED APPAREL COMPANIES (a)
--------------------------------------------------------------------------------

                             [BAR CHART APPEARS HERE]


1/16/97        1/16/98        1/16/99        1/16/00      1/16/01(b)
-------        -------        -------        -------      ----------
17.9x           15.7x          14.6x          9.2x           10.4x


--------------------------------------------------------------------------------
               5-YR EPS GROWTH RATES - BRANDED APPAREL COMPANIES (a)
--------------------------------------------------------------------------------

                             [BAR CHART APPEARS HERE]



1/16/97        1/16/98        1/16/99        1/16/00        1/16/01(b)
-------        -------        -------        -------        ----------
19.2%           18.9%          17.6%          15.7%            14.0%


--------------------------
(a) BRANDED APPAREL INCLUDES DONNA KARAN INTERNATIONAL, JONES APPAREL GROUP, LIZ CLAIBORNE, NAUTICA, POLO RALPH LAUREN AND TOMMY HILFIGER.
(b) ADJUSTED TO INCLUDE DONNA KARAN INTERNATIONAL PRE-ANNOUNCEMENT.

--------------------------------------------------------------------------------
                            PUBLIC MARKET OVERVIEW
--------------------------------------------------------------------------------

Public Market Overview
--------------------------------------------------------------------------------
Wall Street Outlook - Pre-Announcement

--------------------------------------------------------------------------------------------------------------------------------
FIRM                         ANALYST              RECOMMENDATION       TARGET PRICE   EPS 2000 (a)   EPS 2001 (a)   EPS 2002 (a)

Public Market Overview
--------------------------------------------------------------------------------
Change in Institutional Ownership Since IPO


                            [BAR CHART APPEARS HERE]

---------------------------------------------------------------------------
                        OVERVIEW OF DONNA KARAN FINANCIALS
---------------------------------------------------------------------------

Overview of Donna Karan Financials
---------------------------------------------------------------------------
Projections Summary: Management Estimates vs. Wall Street Projections (Dollars in Millions, Except Per Share Amounts)

   [The following tables were depicted as bar charts in the printed material.]


--------------------------------------------------------------------------------

                                   Net Sales

--------------------------------------------------------------------------------
Management Estimates(a)

                              --------------------
                               5-Year CAGR: 10.5%
                              --------------------

            2000A       2001       2002       2003       2004       2005
            -----       ----       ----       ----       ----       ----
           $675.2     $754.7     $818.7     $904.7     $1,004.4   $1,112.8

% Growth      2.8%      11.8%       8.5%      10.5%        11.0%      10.8%
================================================================================


--------------------------------------------------------------------------------

                                   Net Sales

--------------------------------------------------------------------------------
Wall Street Projections(b)

                              --------------------
                               5-Year CAGR: 8.9% >
                              --------------------

            2000A       2001       2002       2003       2004       2005
            -----       ----       ----       ----       ----       ----
            $674.0      $732.5     $798.4     $870.3     $948.6     $1,034.0

% Growth       2.6%        8.7%       9.0%       9.0%       9.0%         9.0%

================================================================================


--------------------------------------------------------------------------------

                                     EBITDA

--------------------------------------------------------------------------------
Management Estimates(a)

                              --------------------
                              5-Year CAGR: 18.4% >
                              --------------------

              2000      2001       2002       2003       2004       2005
              ----      ----       ----       ----       ----       ----
              $42.9     $49.4      $55.8      $66.2      $83.9      $99.7

% Margin        6.4%      6.6%       6.8%       7.3%       8.4%       9.0%

================================================================================


--------------------------------------------------------------------------------

                                     EBITDA

--------------------------------------------------------------------------------
Wall Street Projections(b)

                              --------------------
                              5-Year CAGR: 12.9% >
                              --------------------

            2000A(c)    2001       2002       2003       2004       2005
            --------    ----       ----       ----       ----       ----
            $42.5       $48.5      $53.0      $60.4      $68.6      $77.7

% Margin      6.3%        6.6%       6.6%       6.9%       7.2%       7.5%

================================================================================


--------------------------------------------------------------------------------

                                      EPS

--------------------------------------------------------------------------------
Management Estimates(a)

                              --------------------
                              5-Year CAGR: 20.5% >
                              --------------------

              2000      2001       2002       2003       2004       2005
              ----      ----       ----       ----       ----       ----
              $0.68     $0.82      $0.90      $1.05      $1.37      $1.74

% Growth       --       20.3%       9.8%      16.5%      30.8%      26.5%

================================================================================


--------------------------------------------------------------------------------

                                      EPS

--------------------------------------------------------------------------------
Wall Street Projections(b)

                              --------------------
                               5-Year CAGR: 16.0%
                              --------------------

              2000      2001       2002       2003       2004       2005
              ----      ----       ----       ----       ----       ----
              $0.62     $0.76      $0.88      $1.02      $1.18      $1.37

% Growth       --       17.5%      14.5%      16.1%      16.2%      15.9%

================================================================================

----------
(a)   DONNA KARAN MANAGEMENT ESTIMATES PROVIDED THROUGH 2005.
(b) BASED ON PUBLICLY AVAILABLE WALL STREET EQUITY RESEARCH THROUGH 2001 AND EXTRAPOLATED THEREAFTER BASED ON I/B/E/S 5-YEAR EPS GROWTH RATE.

Overview of Donna Karan Financials
-------------------------------------------------------------------------------
Historical and Projected Financial Summary by Division -
Management Estimates (a)

-----------------------------------------------------------------------------------------------------------------------------
                                                        WHOLESALE
-----------------------------------------------------------------------------------------------------------------------------
DOLLARS IN MILLIONS

                        FYE DECEMBER 31, (b)                          PROJECTED FYE DECEMBER 31,
                 --------------------------------      --------------------------------------------------------     2000-2005
                  1998         1999         2000        2001        2002        2003         2004         2005        CAGR
                 ------       ------       ------      ------      ------      ------       ------       ------     ---------
NET SALES        $510.9       $496.3       $503.5      $552.4      $589.5      $645.5       $698.9       $752.4        8.4%
  % GROWTH           --        (2.9%)        1.4%        9.7%        6.7%        9.5%         8.3%         7.7%

GROSS MARGIN     $119.5       $135.1       $141.2      $150.2      $164.3      $185.5       $208.3       $229.6       10.2%
  % MARGIN        23.4%        27.2%        28.0%       27.2%       27.9%       28.7%        29.8%        30.5%

EBIT              $12.2        $18.2        $20.7       $14.3       $11.2       $12.5        $18.2        $22.7        1.9%
  % MARGIN         2.4%         3.7%         4.1%        2.6%        1.9%        1.9%         2.6%         3.0%

--------------------------------------------------------------------------------
                   KEY ASSUMPTIONS IN MANAGEMENT PROJECTIONS
--------------------------------------------------------------------------------

- Trade-off between revenue growth and gross profit

- Continued strength in men's business

- Continued strength in international jeans

- Continued strength in shoes and accessories

- Anticipated sales decline in womenswear

---------------------------------------
(a) DONNA KARAN MANAGEMENT PROJECTIONS PROVIDED THROUGH 2005.
(b) HISTORICAL YEARS ARE PRO FORMA TO EXCLUDE EXTRAORDINARY AND NON-RECURRING ITEMS.

Overview of Donna Karan Financials
--------------------------------------------------------------------------------
Historical and Projected Financial Summary by Division -
Management Estimates (a)

------------------------------------------------------------------------------------------------------------------------------
                                                           RETAIL
------------------------------------------------------------------------------------------------------------------------------
DOLLARS IN MILLIONS

                        FYE DECEMBER 31, (b)                          PROJECTED FYE DECEMBER 31,
                 --------------------------------      --------------------------------------------------------     2000-2005
                  1998         1999         2000        2001        2002        2003         2004         2005        CAGR
                 ------       ------       ------      ------      ------      ------       ------       ------     ---------
NET SALES         $93.3       $130.4       $128.2      $148.4      $170.9      $194.7       $233.5       $283.3       17.2%
  % GROWTH           --        39.7%        (1.7%)      15.8%       15.2%       13.9%        20.0%        21.3%

GROSS MARGIN      $21.5        $51.6        $55.0       $70.9       $84.1       $97.8       $120.0       $148.5       22.0%
  % MARGIN        23.0%        39.6%        42.9%       47.8%       49.2%       50.2%        51.4%        52.4%

EBIT             ($16.3)      ($12.0)      ($11.2)      ($3.9)       $1.3        $4.0         $8.6        $16.3        NM
  % MARGIN       (17.5%)       (9.2%)       (8.7%)      (2.6%)       0.7%        2.1%         3.7%         5.8%

--------------------------------------------------------------------------------
                   KEY ASSUMPTIONS IN MANAGEMENT PROJECTIONS
--------------------------------------------------------------------------------

     - Top-line growth driven in early years by a rebound in comp stores sales, and significant increase in store base in later years

     - Immediate improvements in gross margin through better inventory management and merchandising improvements

     - Clarity of turn-around may not be visible until spring 2001

     - Company believes it has the potential to open between 100-150 full price stores

     - Growth could be accelerated based on division's performance

---------------------------------------
(a) DONNA KARAN MANAGEMENT PROJECTIONS PROVIDED THROUGH 2005.
(b) HISTORICAL YEARS ARE PRO FORMA TO EXCLUDE EXTRAORDINARY AND NON-RECURRING ITEMS.

Overview of Donna Karan Financials
--------------------------------------------------------------------------------
Historical and Projected Financial Summary by Division -
Management Estimates (a)

-----------------------------------------------------------------------------------------------------------------------------------
                                                       LICENSING
-----------------------------------------------------------------------------------------------------------------------------------
DOLLARS IN MILLIONS

                        FYE DECEMBER 31, (b)                          PROJECTED FYE DECEMBER 31,
                 --------------------------------      --------------------------------------------------------     2000-2005
                  1998         1999         2000        2001        2002        2003         2004         2005        CAGR
                 ------       ------       ------      ------      ------      ------       ------       ------     ---------
NET SALES         $18.5        $30.1       $43.6       $53.9       $58.3       $64.6         $72.0        $77.1       12.1%
  % GROWTH           --        63.3%       44.7%       23.7%        8.1%       10.7%         11.5%         7.0%

GROSS MARGIN      $13.1        $20.3       $29.7       $36.4       $38.5       $42.1         $46.1        $48.7       10.4%
  % MARGIN        71.0%        67.3%       68.1%       67.5%       66.0%       65.3%         64.0%        63.2%

EBIT               $6.4        $13.0       $19.0       $23.3       $24.4       $26.4         $28.5        $29.9        9.5%
  % MARGIN        34.6%        43.2%       43.5%       43.1%       41.8%       40.9%         39.6%        38.8%

--------------------------------------------------------------------------------
                   KEY ASSUMPTIONS IN MANAGEMENT PROJECTIONS
--------------------------------------------------------------------------------

     - Most visible business segment

     - Trends consistent with historical results

     - New better sportswear line CITY DKNY and jeans should approximately double in royalty income between 2001-2005

     - Beauty and fragrance lines should increase by approximately 50% from 2001-2005

---------------------------------------
(a) DONNA KARAN MANAGEMENT PROJECTIONS PROVIDED THROUGH 2005.
(b) HISTORICAL YEARS ARE PRO FORMA TO EXCLUDE EXTRAORDINARY AND NON-RECURRING ITEMS.

--------------------------------------------------------------------------------
                         PRELIMINARY VALUATION ANALYSIS
--------------------------------------------------------------------------------

Preliminary Valuation Analysis
--------------------------------------------------------------------------------

OVERVIEW OF VALUATION METHODOLOGIES

DKI VALUATION METHODOLOGIES

PUBLICLY-TRADED COMPARABLE COMPANIES ANALYSIS

- "Public Market Valuation"

- Value based on market trading multiples of comparable companies

- No control premium

PRESENT VALUE OF FUTURE SHARE PRICE

- "Public Market Valuation"

- Value based on market trading multiples of comparable companies

- Evaluate long-term financial prospects

- No control premium

PRECEDENT ACQUISITION TRANSACTIONS ANALYSIS

- "Private Market Valuation"

- Value based on multiples paid for branded apparel companies in sale transactions

- Control premium

- Certain terms of Gabrielle Studio license agreement may impact feasibility of realizing value

DISCOUNTED CASH FLOW ANALYSIS

- "Fundamental" value of business

- Present value of projected free cash flows

- No control premium

HISTORICAL TRADING PERFORMANCE

- Valuation based on stock price 52-week high and low

- No control premium

Preliminary Valuation Analysis
--------------------------------------------------------------------------------

DKI Valuation Based Upon Publicly Traded Comparable Companies
(Dollars in Millions, Except per Share Amounts)

------------------------------------------------------------------------------------------------------------------------------------
                                          TRADING MULTIPLES OF SELECTED BRANDED APPAREL COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                          MARKET VALUE       MARKET CAP. AS
                                                                        AS A MULTIPLE OF:    A MULTIPLE OF:
                           SHARE PRICE                                  -----------------   ----------------  5-YEAR EPS
COMPANY                     16-JAN-01   MARKET VALUE   MARKET CAP (a)   2001 EPS EST. (b)   2000 EST. EBITDA  GROWTH RATE   2001 PEG
----------------------     -----------  ------------   --------------  ------------------   ----------------  -----------   --------
BRANDED APPAREL

Jones Apparel Group           $37.69      $4,497.0        $5,805.4             12.7x              8.1x           19.3%       0.66x

Liz Claiborne                  44.81       2,322.2         2,742.1             11.2               6.7            12.7        0.88

Nautica Enterprises            16.25         513.8           478.8             11.0               5.1            12.5        0.88

Polo Ralph Lauren              24.94       2,412.4         2,715.7             13.5               7.3            13.5        1.00

Tommy Hilfiger                 11.63       1,055.1         1,405.5              6.8               4.6            12.3        0.62

                     --------------------------------------------------------------------------------------------------------------
                     MEAN        --          --               --               11.2x              6.4x           14.1%       0.81x
                     --------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
       IMPLIED VALUATION OF DKI BASED UPON SELECTED PUBLICLY TRADED BRANDED APPAREL COMPANIES (a)
------------------------------------------------------------------------------------------------------------
                                                                VALUATION MULTIPLE           DKI PRELIMINARY
RELEVANT METRIC                     DKI FINANCIAL RESULTS         REFERENCE RANGE            VALUATION RANGE
---------------------------         ---------------------       ------------------          ----------------
MANAGEMENT ESTIMATES:
2001 P/E                                   $0.82                   7.5x - 12.5x               $6.15 - $10.25

WALL STREET PROJECTIONS:
2001 P/E                                    0.76                   7.5x - 12.5x                5.70 - 9.50

---------------------------------------
(a) MARKET CAPITALIZATION = MARKET VALUE + PREFERRED EQUITY AT LIQUIDATION VALUE (INCL. REDEEMABLE) + SHORT-TERM DEBT + LONG-TERM DEBT + MINORITY INTEREST - CASH & MARKETABLE SECURITIES.
(b) EARNINGS ESTIMATES OBTAINED FORM [SIC] FIRST CALL AND CALENDARIZED TO DECEMBER OR CLOSEST MONTH THEREAFTER. FIVE-YEAR GROWTH RATES OBTAINED FROM I/B/E/S.

Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Present Value of Future DKI Share Price

FUTURE DKI SHARE PRICE IS DERIVED BY APPLYING A FORWARD P/E MULTIPLE RANGE OF 7.5x TO 12.5x TO PROJECTED EARNING ESTIMATES AND DISCOUNTING THAT TO THE PRESENT USING AN EQUITY COST OF CAPITAL OF 15%(a)

                              MANAGEMENT ESTIMATES

              IMPLIED STOCK PRICE DISCOUNTED TO DECEMBER 31, 2000


                                [BAR CHART APPEARS HERE]

                                  Current Year P/E(b):
                                ------------------------
                             EPS     7.5x    10.0x      12.5x
                             ---     ----    -----      -----
2001                        $0.82   $6.15    $8.20     $10.25


2002                        $0.90   $5.87    $7.83     $ 9.79

2003                        $1.05   $5.95    $7.93     $ 9.92

2004                        $1.37   $6.77    $9.02     $11.28

2005                        $1.74   $7.44    $9.92     $12.40

Proposed Offer: $8.50
DKI Pre-Ann: $4.88


                             WALL STREET PROJECTIONS

              IMPLIED STOCK PRICE DISCOUNTED TO DECEMBER 31, 2000


                                  Current Year P/E(b):
                                ------------------------
                             EPS      7.5x    10.0x     12.5x
                             ---      ----    -----     -----
2001                        $0.76    $5.73    $7.64     $9.55

2002                        $0.88    $5.71    $7.61     $9.51

2003                        $1.02    $5.76    $7.68     $9.60

2004                        $1.18    $5.82    $7.76     $9.70

2005                        $1.37    $5.86    $7.82     $9.77

Proposed Offer: $8.50
DKI Pre-Ann: $4.88


-----------
(a)  BASED ON AN ANALYSIS OF DKI'S WEIGHTED AVERAGE COST OF CAPITAL. (SEE
     APPENDIX)
(b) DONNA KARAN TRADED AT 2001E P/E MULTIPLES OF 5.9X AND 6.5X, MANAGEMENT AND WALL STREET PROJECTIONS, RESPECTIVELY, ON THE PRE-ANNOUNCEMENT DATE OF DECEMBER 15, 2000.

Preliminary Valuation Analysis
--------------------------------------------------------------------------------

DKI Valuation Based Upon Precedent Acquisition Transactions (a)
(Dollars in Millions, Except per Share Amounts)

-----------------------------------------------------------------------------------------------------------------------------------
                                           SELECTED BRANDED APPAREL ACQUISITION COMPARABLES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             TRANSACTION VALUE AS A MULTIPLE OF:
                                                                                        -------------------------------------------
DATE               TARGET                     ACQUIROR              TRANSACTION VALUE   LTM SALES        LTM EBITDA       LTM EBIT
----        ---------------------   ----------------------------    -----------------   ---------        ----------       --------
7/03/00     Burberry (Spain) SA     Great Universal Stores, PLC          $  246.2          1.22x             NA              7.7x
03/02/99    Nine West               Jones Apparel Group                   1,376.0          0.72              7.8x           10.8
02/03/99    St. John Knits, Inc.    Vestar Capital Partners Inc.            520.0          1.75              7.5             9.1
09/10/98    Sun Apparel             Jones Apparel Group                     445.1          1.10              8.5             9.6
10/16/97    Sun Apparel             Vestar Capital Partners                 184.0          0.55              5.5             7.2
09/25/97    Designer Holdings Ltd.  The Warnaco Group, Inc.                 354.0          0.72              8.1             9.3
                                    -----------------------------------------------------------------------------------------------
                                    MEAN                                                   1.01x             7.5x            9.0x
                                    MEDIAN                                                 0.91              7.8             9.2
                                    -----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    HYPOTHETICAL ACQUISITION TRANSACTION - MANAGEMENT ESTIMATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     2000E REVENUE MULTIPLE
                                                         ----------------------------------------------------------------------
                                                          0.80x                      0.95x                               1.10x
                                                         ------                     ------                               ------
2000 Estimated Revenue                                                              $675.2
Combined Enterprise Value                                $540.2                      641.5                               $742.8
Less: Gabrielle Purchase Price                            400.0                      400.0                                400.0
      DKI Net Debt (b)                                     (0.4)                      (0.4)                                (0.4)
                                                         ------                     ------                               ------
Total DKI Equity Value                                   $140.6                     $241.9                               $343.2
                                                         ======                     ======                               ======
-----------------------------------------------------------------------------------------------------------------------------------
DKI EQUITY VALUE PER SHARE (c):
  MANAGEMENT ESTIMATES                                    $6.14                     $10.55                               $14.97
  WALL STREET PROJECTIONS (d)                              6.09                      10.50                                14.91
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------
(a) NO TRANSACTION IS IDENTICAL TO THE TRANSACTION PROPOSED BY LVMH TO ACQUIRE ALL OF THE OUTSTANDING SHARES OF DONNA KARAN INTERNATIONAL. IN ADDITION, CERTAIN TERMS OF THE LICENSE AGREEMENT BETWEEN DKI AND GABRIELLE STUDIO AND THE AGREEMENT BY LVMH TO ACQUIRE GABRIELLE STUDIO SIGNIFICANTLY IMPACT THE FEASIBILITY OF A CHANGE OF CONTROL TRANSACTION FOR DKI SIMILAR TO THE TRANSACTIONS REFLECTED BELOW.
(b)  INCLUDES $5.2 MILLION IN OPTION PROCEEDS.
(c) BASED ON 22.137 MILLION SHARES OUTSTANDING AND 0.784 MILLION OPTIONS OUTSTANDING AT A WEIGHTED AVERAGE STRIKE PRICE OF $6.68 PER SHARE.
(d) WALL STREET PROJECTIONS VALUATION RANGE BASED ON 2000 ESTIMATED REVENUES OF $674.0 MILLION.

Preliminary Valuation Analysis
-------------------------------------------------------------------------------

DKI DISCOUNTED CASH FLOW VALUATION - MANAGEMENT ESTIMATES
-------------------------------------------------------------------------------

                                                            PROJECTED FYE DECEMBER 31
                                      -----------------------------------------------------------------------
                                       2001           2002           2003             2004             2005
                                      ------         ------         ------          --------         --------
REVENUE                               $754.7         $818.7         $904.7          $1,004.4         $1,112.8

EBITDA                                  49.4           55.8           66.2              83.9             99.7
Less: Depreciation                     (15.7)         (19.0)         (23.2)            (28.5)           (30.7)
                                      ------         ------         ------          --------         --------
EBITA                                   33.7           36.8           42.9              55.4             69.0
Less: Taxes @ 39.0%                    (13.1)         (14.4)         (16.7)            (21.6)           (26.9)
                                      ------         ------         ------          --------         --------
Tax-effected EBITA                      20.6           22.5           26.2              33.8             42.1

Plus: Depreciation                      15.7           19.0           23.2              28.5             30.7
Less: Deferred License Fees             (4.4)          (4.4)          (4.4)             (4.4)            (4.4)
Less: Capital Expenditures             (23.5)         (28.1)         (32.0)            (37.6)           (34.5)
Less: Changes in Working Capital       (17.6)          (5.9)         (10.4)            (10.7)           (11.7)
                                      ------         ------         ------          --------         --------
FREE CASH FLOW                        $ (9.1)        $  3.1         $  2.6          $    9.6         $   22.1

------------------------------------   -----------------------------------------------------   -----------------------------
                                       PV OF TERMINAL VALUE AS A MULTIPLE OF 2005 EBITDA (b)         ENTERPRISE VALUE
                PV OF CASH FLOWS (a)   -----------------------------------------------------   ------------------------------
DISCOUNT RATE       (2001-2005)                  4.0x          5.0x           6.0x               4.0x        5.0x      6.0x
-------------   --------------------            ------        ------         ------             ------     -------    ------
12.0%                $14.7                      $226.3        $282.8         $339.4             $241.0      $297.6    $354.1
13.0%                 14.0           +           216.4         270.5          324.6          =   230.4       284.5     338.6
14.0%                 13.2                       207.1         258.9          310.6              220.3       272.1     323.9
------------------------------------   -----------------------------------------------------   -----------------------------

------------------------------------   -----------------------------------------------------   -----------------------------
                                                        TOTAL EQUITY VALUE                       EQUITY VALUE PER SHARE (d)
                     NET DEBT (c)      -----------------------------------------------------   -----------------------------
DISCOUNT RATE        @ DEC 2000                  4.0x          5.0x           6.0x               4.0x       5.0x       6.0x
-------------        ------------               ------       -------        -------             -------    -------    ------
12.0%                $(0.4)                     $241.4        $298.0         $354.5             $10.53     $13.00     $15.47
13.0%           -     (0.4)          =           230.8         284.9          339.0              10.07      12.43      14.79
14.0%                 (0.4)                      220.7         272.5          324.3               9.63      11.89      14.15
------------------------------------   -----------------------------------------------------   -----------------------------

---------------------------------------
(a)  PRESENT VALUES AS OF DECEMBER 31, 2000.
(b) PRESENT VALUES AS OF DECEMBER 31, 2000; BASED ON INDICATED MULTIPLE OF FYE DECEMBER 31, 2005 EBITDA OF $99.7 MILLION.
(c) BASED ON $9.8 MILLION OF DEBT, $5.0 MILLION OF CASH AND $5.2 MILLION OF OPTION PROCEEDS.
(d) BASED ON 22.137 MILLION SHARES OUTSTANDING AND 0.784 MILLION OPTIONS OUTSTANDING.

Preliminary Valuation Analysis
-------------------------------------------------------------------------------

DKI DISCOUNTED CASH FLOW VALUATION -- WALL STREET PROJECTIONS
-------------------------------------------------------------------------------

                                                         PROJECTED FYE DECEMBER 31
                                     -----------------------------------------------------------------
                                      2001          2002           2003          2004           2005
                                     ------        ------         ------        ------        --------
REVENUE                              $732.5        $798.4         $870.3        $948.6        $1,034.0

EBITDA                                 48.5          53.0           60.4          68.6            77.7
Less: Depreciation                    (16.1)        (17.6)         (19.1)        (20.9)          (22.7)
                                     ------        ------         ------        ------        --------
EBITA                                  32.4          35.5           41.2          47.7            54.9
Less: Taxes @ 39.0%                   (12.6)        (13.8)         (16.1)        (18.6)          (21.4)
                                     ------        ------         ------        ------        --------
Tax-effected EBITA                     19.8          21.6           25.1          29.1            33.5

Plus: Depreciation                     16.1          17.6           19.1          20.9            22.7
Less: Deferred License Fees            (4.4)         (4.4)          (4.4)         (4.4)           (4.4)
Less: Capital Expenditures            (22.8)        (27.5)         (30.8)        (35.5)          (32.1)
Less: Changes in Working Capital      (13.5)         (5.7)         (10.2)        (10.5)          (11.5)
                                     ------        ------         ------        ------        --------
FREE CASH FLOW                       $ (4.8)       $  1.7         $ (1.1)       $ (0.5)       $    8.3

------------------------------------   -----------------------------------------------------   ---------------------------
                                       PV OF TERMINAL VALUE AS A MULTIPLE OF 2005 EBITDA (b)        ENTERPRISE VALUE
                PV OF CASH FLOWS (a)   -----------------------------------------------------   ---------------------------
DISCOUNT RATE        (2001-2005)                  4.0x          5.0x        6.0x                4.0x      5.0x      6.0x
-------------   --------------------             ------        ------      ------              ------    -------   ------
12.0%                $0.6                        $176.2        $220.3      $264.4              $176.8    $220.9    $265.0
13.0%                 0.4            +            168.6         210.7       252.9            =  169.0     211.2     253.3
14.0%                 0.3                         161.3         201.7       242.0               161.6     201.9     242.3
------------------------------------   -----------------------------------------------------   ---------------------------

------------------------------------   -----------------------------------------------------   ---------------------------
                                                     TOTAL EQUITY VALUE                         EQUITY VALUE PER SHARE (d)
                     NET DEBT (c)       -----------------------------------------------------  ---------------------------
DISCOUNT RATE        @ DEC 2000                  4.0x          5.0x        6.0x                 4.0x      5.0x      6.0x
-------------   --------------------             ------        ------      ------              ------    -------   ------
12.0%                $(0.4)                      $177.3        $221.3      $265.4              $7.73     $9.66     $11.58
13.0%         -       (0.4)          =            169.4         211.6       253.7               7.39      9.23      11.07
14.0%                 (0.4)                       162.0         202.4       242.7               7.07      8.83      10.59
------------------------------------   -----------------------------------------------------   ---------------------------

---------------------------------------
(a)  PRESENT VALUES AS OF DECEMBER 31, 2000.
(b) PRESENT VALUES AS OF DECEMBER 31, 2000; BASED ON INDICATED MULTIPLE OF FYE DECEMBER 31, 2005 EBITDA OF $77.7 MILLION.
(c) BASED ON $9.8 MILLION OF DEBT, $5.0 MILLION OF CASH AND $5.2 MILLION OF OPTION PROCEEDS.
(d) BASED ON 22.137 MILLION SHARES OUTSTANDING AND 0.784 MILLION OPTIONS OUTSTANDING.

Preliminary Valuation Analysis
--------------------------------------------------------------------------------
Summary Valuation of DKI (a)
(Dollars in Millions, Except per Share Amounts)


                                                 Equity Value Per Share(a)
                                             ---------------------------------
                                             DKI Management       Wall Street
                                              Projections         Projections
                                             ---------------      ------------
Public Comparables                           $6.15 - $10.25       $5.70 - $ 9.50
Illustrative Stock Price Based on
   Forward EPS                               $5.85 - $12.40       $5.70 - $ 9.80
Precedent Acquisition Transactions(b)        $6.20 - $14.85       $6.15 - $14.75
Discounted Cash Flow Analysis(c)             $9.65 - $15.45       $7.05 - $11.60
52-Week Share Price High/Low                 $4.25 - $ 9.38

Proposed Offer: $8.50
Pre-Announcement Price: $4.88

--------------------------------------------------------------------------------------------------------------------------
                                                 Illustrative Stock Price     Precedent         Discounted      52-Week
                                                   Based on Forward EPS      Acquisition        Cash Flow     Share Price
                                               ---------------------------  Transactions(b)     Analysis(c)     High/Low
                          Public Comparables     2001-2005     2001-2005    ----------------  --------------  ------------
                          ------------------   Current Year   Current Year    2000     2000     2005    2005       Pre-
Relevant Statistics:      2001 EPS  2001 EPS      EPS            EPS        Revenue  Revenue  EBITDA  EBITDA  Announcement
--------------------
DKI Management Estimates   $0.82        --    $0.82 - $1.74        --        $675.2     --     $99.7    --
Wall Street Projections       --     $0.76          --       $0.76 - $1.37     --     $674.0    --     $77.7

Multiple Range:
--------------
High                       12.5x     12.5x        12.5x          12.5x        1.10x    1.10x    6.0x    6.0x
Low                         7.5x      7.5x         7.5x           7.5x        0.80x    0.80x    4.0x    4.0x

--------------------------------------------------------------------------------------------------------------------------

----------
(a) BASED ON 22.137 MILLION BASIC SHARES OUTSTANDING, 0.784 MILLION OPTIONS AT A WEIGHTED AVERAGE PRICE OF $6.68 AND NET DEBT OF ($0.4) MILLION (INCLUDING $5.2 MILLION OF OPTION PROCEEDS) ESTIMATED AS OF DECEMBER
      31, 2000.
(b) VALUES BASED ON PRECEDENT TRANSACTIONS ARE HYPOTHETICAL VALUES AS CERTAIN TERMS OF THE LICENSE AGREEMENT BETWEEN DKI AND GABRIELLE STUDIO AND THE AGREEMENT BY LVMH TO ACQUIRE GABRIELLE STUDIO SIGNIFICANTLY IMPACT THE FEASIBILITY OF A CHANGE OF CONTROL TRANSACTION SIMILAR TO THE TRANSACTIONS EVALUATED TO DETERMINE THE REFERENCE RANGE OF REVENUE MULTIPLES UTILIZED IN THIS ANALYSIS. VALUATION ADJUSTED FOR GABRIELLE STUDIO LICENSE ASSUMING A VALUE OF $400 MILLION.
(c) ASSUMES A WEIGHTED AVERAGE COST OF CAPITAL RANGE FROM 12.00% (HIGH) TO 14.00% (LOW).

-----------------------------------------------------------------------------
                  PRELIMINARY ASSESSMENT OF DKI VALUE TO LVMH
-----------------------------------------------------------------------------

Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------

OVERVIEW

     - Merrill Lynch has assessed the hypothetical value of DKI to LVMH with the following objectives

         - Assist Special Committee in devising negotiating strategy

         - Evaluate LVMH's ability to pay based on accretion/(dilution) to their shareholders and the value of potential synergies

     - The evaluation was based on the following key financial information

         - DKI management and Wall Street forecasts

         - LVMH's Wall Street forecasts

         - Hypothetical range of synergies

     - Merrill Lynch employed the following methodologies for its evaluation based on LVMH public commentary

         - Public market multiples

         - Discounted cash flow analysis

         - Affordability analysis

Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------
Projections Summary: Management Estimates vs. Wall Street Projections(a) (Dollars in Millions, Except Per Share Amounts)

   [The following tables were depicted as bar charts in the printed material.]


--------------------------------------------------------------------------------

                                   Assumptions

--------------------------------------------------------------------------------


                                  2000    2001    2002    2003    2004   2005
                                 -----   -----    ----    ----    ----   ----
Royalty to Gabrielle Studio (b)  $30.0   $34.8   $38.8   $43.8   $49.9   $54.8
==============================================================================


------------------------------------------------------------------------------


                                     EBITDA
------------------------------------------------------------------------------
Management Estimates(c)

                               ------------------
                               5-Year CAGR: 16.2%
                               ------------------

             2000       2001       2002       2003       2004       2005
            -----       ----       ----       ----       ----       ----
            $72.9      $84.2      $94.6     $109.9     $133.8     $154.5

% Margin     10.8%      11.2%      11.6%      12.2%      13.3%      13.9%

================================================================================


--------------------------------------------------------------------------------

                                   EBITDA

--------------------------------------------------------------------------------
Wall Street Projections(d)

                              -------------------
                               5-Year CAGR: 12.9%
                              -------------------

             2000       2001       2002       2003       2004       2005
            -----       ----       ----       ----       ----       ----
            $72.4       $83.3     $91.8     $104.1     $118.5      $132.5

% Margin     10.7%       11.4%     11.5%      12.0%      12.5%       12.8%

================================================================================


--------------------------------------------------------------------------------

                                     EPS

--------------------------------------------------------------------------------
Management Estimates(c)

                              --------------------
                               5-Year CAGR: 16.3%
                              --------------------

              2000      2001       2002       2003       2004       2005
            --------    ----       ----       ----       ----       ----
             $1.48     $1.76      $1.93      $2.20      $2.67      $3.15

% Growth      --       18.5%      10.1%      13.5%      21.4%      17.9%

================================================================================


--------------------------------------------------------------------------------

                                     EPS

--------------------------------------------------------------------------------
Wall Street Projections(d)

                              ------------------
                              5-Year CAGR: 13.7%
                              ------------------

              2000      2001       2002       2003       2004       2005
              ----      ----       ----       ----       ----       ----
             $1.46      $1.70      $1.91      $2.17      $2.48      $2.78

% Growth      --        16.1%      12.2%      13.7%      14.4%      12.1%

================================================================================


----------
(a) MANAGEMENT ESTIMATES AND WALL STREET PROJECTIONS HAVE BEEN REVISED TO ADD BACK ROYALTY TO GABRIELLE.
(b)   BASED ON MANAGEMENT ESTIMATES.
(c)   DONNA KARAN MANAGEMENT ESTIMATES PROVIDED THROUGH 2005.
(d) BASED ON PUBLICLY AVAILABLE WALL STREET RESEARCH THROUGH 2001 AND EXTRAPOLATED THEREAFTER BASED ON I/B/E/S 5-YEAR EPS GROWTH RATE.

Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------
GABRIELLE STUDIO AND DKI HYPOTHETICAL SYNERGIES(a)
(DOLLARS IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                              CALCULATION OF HYPOTHETICAL SYNERGIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                    2001            2002               2003           2004            2005
                                                   ------          ------             ------        --------        --------
MANAGEMENT PROJECTIONS INCLUDING GABRIELLE STUDIO:
--------------------------------------------------
Revenue                                            $754.7          $818.7             $904.7        $1,004.4        $1,112.8
EBIT                                                 68.5            75.6               86.7           105.3           123.9
  MARGIN                                              9.1%            9.2%               9.6%           10.5%           11.1%

HYPOTHETICAL COMBINED EBIT AT MARGIN OF:
----------------------------------------
  10.0%                                            $ 75.5          $ 81.9             $ 90.5        $  105.3          $123.9
  12.0%                                              90.6            98.3              108.6           120.6           133.6
  14.0%                                             105.7           114.6              126.7           140.6           155.8

HYPOTHETICAL SYNERGIES AT EBIT MARGIN OF:
-----------------------------------------
  10.0%                                            $  7.0          $  6.3             $  3.8        $    0.0          $  0.0
  12.0%                                              22.1            22.7               21.9            15.3             9.7
  14.0%                                              37.2            39.1               40.0            35.4            31.9
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                      PRESENT VALUE OF HYPOTHETICAL SYNERGIES
                                       (DISCOUNTED CASH FLOW METHODOLOGY) (b)
--------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL EBIT MARGIN    PRESENT VALUE OF HYPOTHETICAL SYNERGIES               EQUIVALENT PERPETUAL GROWTH RATE
------------------------    ---------------------------------------               --------------------------------
                                 TERMINAL EBITDA MULTIPLE RANGE                    TERMINAL EBITDA MULTIPLE RANGE
                            ---------------------------------------               --------------------------------

                             4.0x             5.0x            6.0x                 4.0x         5.0x         6.0x
                            ------           ------          ------               ------        ----         ----
10%                         $  8.3           $  8.4          $  8.5                 NA           NA            NA
12%                           60.2             67.2            74.8               (1.1%)        0.7%          1.7%
14%                          143.9            166.1           190.1               (1.1%)        0.7%          1.7%
--------------------------------------------------------------------------------------------------------------------

---------------------------------------
(a) BASED ON MANAGEMENT ESTIMATES AND REPRESENTS ACHIEVEMENT OF INDICATED TARGET MARGINS THROUGH OPERATING SYNERGIES WITH LVMH.
(b) PRESENT VALUE OF SYNERGIES BASED ON TERMINAL MULTIPLE RANGE OF 4.0x TO 6.0x AND A DISCOUNT RATE RANGE OF 12.0% TO 14.0%.


Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------
VALUE PER DKI SHARE INCLUDING 50% OF HYPOTHETICAL SYNERGIES - MANAGEMENT CASE(a)

---------------------------------------------------------------------------------------------------------
                            PUBLIC         PUBLIC COMPARABLES ANALYSIS -                 DISCOUNTED CASH
                          COMPARABLES           INCLUDING 50% OF                         FLOW ANALYSIS -
                                          HYPOTHETICAL 2001 SYNERGIES(c)(d)               NO SYNERGIES(d)
---------------------------------------------------------------------------------------------------------
                           DKI ONLY                 DKI/GABRIELLE COMBINED                     DKI ONLY
                             2001           EBIT             EBIT             EBIT               2005
RELEVANT STATISTICS:         EPS           MARGIN           MARGIN           MARGIN             EBITDA
                                            10.0%            12.0%            14.0%

DKI FINANCIAL RESULTS:      $ 0.82                                                              $99.7

MULTIPLE RANGE:
High                         12.5x           6.0x             6.0x             6.0x              6.0x
Low                           7.5x           4.0x             4.0x             4.0x              4.0x

DKI EQUITY VALUE
  PER SHARE(b):

                        $6.15 - $10.25  $6.35 - $10.45   $7.45 - $11.90    $9.30 - $14.40   $ 9.65 - $15.45
=============================================================================================================================


------------------------------------------------------------------------------
                                DISCOUNTED CASH FLOW ANALYSIS -
                                      INCLUDING 50% OF
                                 HYPOTHETICAL SYNERGIES(c)(d)
------------------------------------------------------------------------------
                                       DKI/GABRIELLE COMBINED ONLY
                                  EBIT             EBIT             EBIT
RELEVANT STATISTICS:             MARGIN           MARGIN           MARGIN
                                  10.0%            12.0%            14.0%

DKI FINANCIAL RESULTS:

MULTIPLE RANGE:
High                              6.0x              6.0x             6.0x
Low                               4.0x              4.0x             4.0x

DKI EQUITY VALUE
  PER SHARE(b):

                            $ 9.85 - $15.65   $10.95 - $17.10  $12.80 - $19.60
=============================================================================================================================

PROPOSED OFFER:   $8.50


----------
(a)   PROJECTIONS USED BASED ON MANAGEMENT ESTIMATES.
(b) BASED ON 22.137 MILLION BASIC SHARES OUTSTANDING, 0.784 MILLION OPTIONS AT A WEIGHTED AVERAGE PRICE OF $6.68 AND NET DEBT OF ($0.4) MILLION (INCLUDING $5.2 MILLION OF OPTION PROCEEDS), LESS $400.0 MILLION PURCHASE PRICE OF GABRIELLE STUDIO ESTIMATED AS OF DECEMBER 31, 2000.
(c) ASSUMES APPLICABLE MARGIN INDICATED IS ACHIEVED IN 2000 (PRO FORMA BASIS) AND EACH YEAR THEREAFTER. VALUE OF HYPOTHETICAL SYNERGIES CLACULATED BASED ON DISCOUNTED CASH FLOWS.
(d) ASSUMES A WEIGHTED AVERAGE COST OF CAPITAL RANGE FROM 12.00% (HIGH) TO 14.00% (LOW).


Preliminary Assessment of DKI Value to LVMH
----------------------------------------------------------------------------------------
VALUE PER DKI SHARE INCLUDING 50% OF HYPOTHETICAL SYNERGIES - WALL STREET PROJECTIONS(a)

------------------------------------------------------------------------------------------------------------------
                             PUBLIC               PUBLIC COMPARABLES ANALYSIS -                DISCOUNTED CASH
                           COMPARABLES                   INCLUDING 50% OF                       FLOW ANALYSIS -
                                                 HYPOTHETICAL 2001 SYNERGIES(c)(d)              NO SYNERGIES(d)
------------------------------------------------------------------------------------------------------------------
                            DKI ONLY                    DKI/GABRIELLE COMBINED                     DKI ONLY
                              2001             EBIT              EBIT              EBIT              2005
RELEVANT STATISTICS:          EPS             MARGIN            MARGIN            MARGIN            EBITDA
                                               10.0%             12.0%            14.0%

DKI FINANCIAL RESULTS:       $ 0.76                                                                  $77.7

MULTIPLE RANGE:
High                          12.5x             6.0x              6.0x             6.0x               6.0x
Low                            7.5x             4.0x              4.0x             4.0x               4.0x


DKI EQUITY VALUE
  PER SHARE(b):

                         $ 5.70 - $ 9.50  $ 5.85 - $ 9.65    $ 7.20 - $11.45  $ 8.90 - $13.80    $ 7.05 - $11.60
=============================================================================================================================


--------------------------------------------------------------------------------
                                           DISCOUNTED CASH FLOW ANALYSIS -
                                                   INCLUDING 50% OF
                                              HYPOTHETICAL SYNERGIES(c)(d)
--------------------------------------------------------------------------------
                                               DKI/GABRIELLE COMBINED ONLY
                                      EBIT                 EBIT            EBIT
RELEVANT STATISTICS:                 MARGIN               MARGIN          MARGIN
                                      10.0%               12.0%           14.0%

DKI FINANCIAL RESULTS:

MULTIPLE RANGE:
High                                   6.0x                6.0x            6.0x
Low                                    4.0x                4.0x            4.0x


DKI EQUITY VALUE
  PER SHARE(b):

                                  $ 7.20 - $11.75    $ 8.55 - $13.55  $10.30 - $15.93
=============================================================================================================================

PROPOSED OFFER:   $8.50


----------
(a)   PROJECTIONS USED BASED ON MANAGEMENT ESTIMATES.
(b) BASED ON 22.137 MILLION BASIC SHARES OUTSTANDING, 0.784 MILLION OPTIONS AT A WEIGHTED AVERAGE PRICE OF $6.68 AND NET DEBT OF ($0.4) MILLION (INCLUDING $5.2 MILLION OF OPTION PROCEEDS), LESS $400.0 MILLION PURCHASE PRICE OF GABRIELLE STUDIO ESTIMATED AS OF DECEMBER 31, 2000.
(c) ASSUMES APPLICABLE MARGIN INDICATED IS ACHIEVED IN 2000 (PRO FORMA BASIS) AND EACH YEAR THEREAFTER. VALUE OF HYPOTHETICAL SYNERGIES CLACULATED BASED ON DISCOUNTED CASH FLOWS.
(d) ASSUMES A WEIGHTED AVERAGE COST OF CAPITAL RANGE FROM 12.00% (HIGH) TO 14.00% (LOW).

Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------
IMPACT OF DKI ACQUISITION TO LVMH'S SHAREHOLDERS - TRANSACTION ASSUMPTIONS

-----------------------------------
Transaction Date:                         December 31, 2000

-----------------------------------
Transaction Structure:                    100% cash purchase

-----------------------------------
Accounting Treatment:                     Purchase accounting

-----------------------------------
Financial Projections:                    Based on Management and Wall Street
                                          projections
-----------------------------------
Goodwill Amortization Period:             30 years

-----------------------------------
Purchase Price of Gabrielle Studio:       $400.0 million

-----------------------------------
Assumed Book Value of Gabrielle Studio:   $0.0

-----------------------------------
Assumed Borrowing Costs                   6.5%

Preliminary Assessment of DKI Value to LVMH
------------------------------------------------------------------------------
PRO FORMA ACCRETION/(DILUTION) ANALYSIS TO LVMH (a)

                                          ----------------   -------------------------------------------------
                                                                           ACCRETION/(DILUTION)
                                          GABRIELLE STUDIO   -------------------------------------------------
                                           ACQUISITION @     STATUS QUO
2001 COMBINED PRE-TAX EBIT AT MARGIN:          $400MM           9.1%        10.0%          12.0%         14.0%
-------------------------------------     ----------------   ----------     -----          -----         -----
OFFER PRICE: $8.50
---------------------------
2001E
  $ Accretion/(Dilution)                     ($0.02)           $0.00        $0.01          $0.03         $0.05
  % ACCRETION/(DILUTION)                      (0.8%)            0.1%         0.5%           1.4%          2.2%
2002E
  $ Accretion/(Dilution)                     ($0.01)           $0.01        $0.02          $0.04         $0.06
  % ACCRETION/(DILUTION)                      (0.5%)            0.4%         0.7%           1.5%          2.3%

OFFER PRICE: $10.50
---------------------------
2001E
  $ Accretion/(Dilution)                     ($0.02)          ($0.00)       $0.00          $0.02         $0.04
  % ACCRETION/(DILUTION)                      (0.8%)           (0.2%)        0.2%           1.0%          1.9%
2002E
  $ Accretion/(Dilution)                     ($0.01)           $0.00        $0.01          $0.03         $0.05
  % ACCRETION/(DILUTION)                      (0.5%)            0.2%         0.5%           1.2%          2.0%

OFFER PRICE: $12.50
---------------------------
2001E
  $ Accretion/(Dilution)                     ($0.02)          ($0.01)      ($0.00)         $0.02         $0.03
  % ACCRETION/(DILUTION)                      (0.8%)           (0.5%)       (0.1%)          0.7%          1.6%
2002E
  $ Accretion/(Dilution)                     ($0.01)          ($0.00)       $0.01          $0.03         $0.05
  % ACCRETION/(DILUTION)                      (0.5%)           (0.1%)        0.2%           1.0%          1.7%

-------------------------------
(a)  ASSUMES 6.50% ACQUISITION FINANCING.

Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------
SUMMARY OF 2001 ACCRETION/(DILUTION) BREAKEVEN PURCHASE PRICE(a)


                                   MANAGEMENT ESTIMATES (c)
----------------------------------------------------------------------------------------
                             STATUS            EBIT             EBIT                 EBIT
                               QUO            MARGIN           MARGIN               MARGIN
RELEVANT STATISTICS:
Gabrielle Studio and
 DKI Combined                  9.1%            10.0%             12.0%             14.0%



                                                   COST OF DEBT
MULTIPLE RANGE:        ---------------------------------------------------------------------
---------------

High                          6.50%            6.50%             6.50%             6.50%
Low                           7.50%            7.50%             7.50%             7.50%
--------------------------------------------------------------------------------------------

DKI EQUITY VALUE
  PER SHARE(b):

                        $ 7.05 - $ 9.10   $ 9.40 - $11.65    $14.45 - $17.15  $19.55 - $22.65
=============================================================================================


--------------------------------------------------------------------------------------------
                              STATUS            EBIT             EBIT                 EBIT
                                QUO            MARGIN           MARGIN               MARGIN
RELEVANT STATISTICS:
Gabrielle Studio and
 DKI Combined                    9.2%          10.0%             12.0%              14.0%



                                                    COST OF DEBT
MULTIPLE RANGE:           ---------------------------------------------------------------------
---------------

High                            6.50%           6.50%            6.50%              6.50%
Low                             7.50%           7.50%            7.50%              7.50%
----------------------------------------------------------------------------------------

DKI EQUITY VALUE
  PER SHARE(b):

                            6.80 - $8.80  $ 8.80 - $11.00   $13.70 - $16.25    $18.55 - $21.50
===============================================================================================

PROPOSED OFFER:   $8.50


----------
(a) PROJECTIONS USED BASED ON MANAGEMENT OR WALL STREET PROJECTIONS, AS INDICATED. BREAKEVEN PRICES REFLECT 100% REALIZATION OF TARGETED SYNERGIES.
(b) BASED ON 22.137 MILLION BASIC SHARES OUTSTANDING, 0.784 MILLION OPTIONS AT A WEIGHTED AVERAGE PRICE OF $6.68 AND NET DEBT OF ($0.4) MILLION (INCLUDING $5.2 MILLION OF OPTION PROCEEDS), LESS $400.0 MILLION PURCHASE PRICE OF GABRIELLE STUDIO ESTIMATED AS OF DECEMBER 31, 2000.
(c) BREAKEVEN PER SHARE RANGES ASSUME PURCHASE OF GABRIELLE STUDIO FINANCED WITH DEBT BEARING INTEREST RANGING FROM 6.50% TO 7.50%.

Preliminary Assessment of DKI Value to LVMH
--------------------------------------------------------------------------------
SELECTED LVMH ACQUISITIONS 1997-2000 YTD
(TRANSACTION VALUES IN MILLIONS)

                                                                                                      TRANSACTION VALUE AS A
                                                                                                            MULTIPLE OF:
                                                                                                  -------------------------------
                                                                                TRANSACTION         LTM         LTM         LTM
DATE       TARGET                                          ACQUIROR                VALUE           SALES       EBITDA       EBIT
--------   --------------------------  -----------------------------------   -----------------    -------     --------     -------

11/04/99   Zenith International        LVMH                                         $48.4 (a)     1.25 (a)      NA           NA

10/20/99   Chaumet & Cie; Ebel         LVMH                                        $460.0 (b)     2.51 (b)      NA           NA

10/08/99   Fendi Srl                   LVMH/Prada                                  $950.0 (c)     2.96 (c)      NA           NA

09/27/99   Thomas Pink                 LVMH                                   (POUND)42.9 (c)     1.79 (d)      NA         20.0 (f)

09/13/99   TAG Heuer International SA  LVMH Moet-Hennessy Louis Vuitton SA    SFr 1,272.4         2.81        15.0x        16.4

05/01/99   Hard Candy                  LVMH                                       < $10.0 (e)     0.98 (e)      NA           NA

02/16/99   Michael Kors                LVMH                                            NA           NA          NA           NA

01/22/99   Gucci                       LVMH                                      $3,979.0 (f)     3.82 (f)    14.2 (f)     16.6 (f)

07/23/97   Sephora                     LVMH Moet-Hennessy Louis Vuitton SA      F 1,600.0         1.17          NA           NA

                                       -------------------------------------------------------------------------------------------
                                       MAXIMUM                                                    3.82x       15.0         20.0
                                       MEAN                                                       2.16        14.6         17.7
                                       MEDIAN                                                     2.15        14.6         16.6
                                       MINIMUM                                                    0.98        14.2         16.4
                                       -------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
(a) TERMS OF THE DEAL WERE NOT DISCLOSED. ESTIMATES REPORTED BY WWD (11/16/99).
(b) LVMH ACQUIRED CHAUMET & CIE AND EBEL SIMULTANEOUSLY FROM INVESTCORP FOR AN UNDISCLOSED SUM. ESTIMATES FROM INDUSTRY ANALYSTS REPORTED IN THE FINANCIAL TIMES (10/21/99).
(c) LVMH/PRADA ACQUIRED A 51% STAKE IN FENDI FOR AN UNDISCLOSED SUM. INDUSTRY SOURCES ESTIMATED TOTAL COMPANY VALUE AT $950 MILLION. 1998 SALES FIGURE IS MOST RECENT DATA AVAILABLE.
(d) TERMS WERE NOT DISCLOSED, BUT THE FINANCIAL TIMES REPORTED THAT LVMH PURCHASED A 70% STAKE IN THOMAS PINK FOR APPROXIMATELY (pound)30 MILLION.
(e) LVMH ACQUIRED 85% OF HARD CANDY FOR AN UNDISCLOSED SUM BELIEVED BY ANALYSTS TO BE LESS THAN $10.0 MILLION. TRANSACTION VALUE TO REVENUE MULTIPLE ASSUMES $10 PURCHASE PRICE AND REPORTED SALES OF $12.0 MILLION.
(f) TRANSACTION VALUE REPRESENTS A 34.4% OWNERSHIP POSITION ACCUMULATED BY LVMH DURING JANUARY 1999 FOR TOTAL COST OF $1,445.6 MILLION.

--------------------------------------------------------------------------------
                      EVALUATION OF STRATEGIC ALTERNATIVES
--------------------------------------------------------------------------------

Evaluation of Strategic Alternatives
--------------------------------------------------------------------------------
OVERVIEW OF STRATEGIC ALTERNATIVES

     - Merrill Lynch has evaluated several strategic alternatives available to the Company

         - Sale of Donna Karan and Gabrielle Studio

         - Sale of Donna Karan only

         - Remain independent - financial investment to accelerate retail growth

         - Remain independent - sub-license key brands to third party

         - Remain independent - status quo

     - The ultimate viability and appeal will be materially impacted by factors outside of DKI's control

         - LVMH agreement to acquire Gabrielle Studio

         - Existing license agreement with Gabrielle Studio

            - Change of control provision

            - Design approval provision

            - Operating restrictions

         - Interest from third parties

         - Financing markets

Evaluation of Strategic Alternatives
--------------------------------------------------------------------------------
PRELIMINARY ASSESSMENT OF FEASIBILITY

----------------------------------------------------------------------------------------------------------------
     STRATEGIC ALTERNATIVE             FEASABILITY ASSESSMENT                 SELECTED COMMENTS
-------------------------------   -------------------------------    -------------------------------------------
Sale of Donna Karan and                      Very Low                - Current definitive agreement between
Gabrielle Studio                                                       LVMH and Gabrielle Studio for LVMH
                                                                       acquisition of Gabrielle Studio when
                                                                       consummated would exclude all other
                                                                       potential interested parties

Sale of Donna Karan Only                     Very Low                - Certain terms of the Gabrielle Studio
                                                                       license, most importantly the change of
                                                                       control provision, are likely to exclude
                                                                       third party interest

Remain Independent                           Low                     - Certain terms of the license agreement
- Financial Investment                                                 including the change of control
                                                                       provision significantly complicates
                                                                       structuring
                                                                     - Financial returns dependent on
                                                                       meaningful multiple appreciation

Remain Independent                           Low/Moderate            - Operating restrictions and quality and
- License Key Brands                                                   design terms of license agreement may
                                                                       limit third-party interest

Remain Independent - Status Quo              High                    - Decision in Donna Karan Board's
                                                                       discretion
----------------------------------------------------------------------------------------------------------------

Evaluation of Strategic Alternatives
--------------------------------------------------------------------------------
POTENTIAL INTERESTED PARTIES

---------------------------------------------------------------------------------------------------------------------------
                              Market Capitalization (a)   Sale of DKI and
         Party                      (in Millions)         Gabrielle Studio      Sale of DKI Only     Sub-license Key Brands
------------------------      -------------------------   ----------------      ----------------     ----------------------

Burberry/GUS                     [POUND]5,311.0                   3                     1                        1

Dixon Concepts                            NA                      3                     1                        1

Giorgio Armani                            NA                      2                     1                        1

Gucci Group                            $6,132.8                   2                     1                        1

HdP                                       NA                      4                     1                        3

Jones Apparel Group                   $ 5,805.4                   3                     3                        3

Liz Claiborne                         $ 2,742.1                   3                     3                        3

Marzotto                              $   865.0                   4                     1                        3

Onward Kashiyama                          NA                                            3                        1

Pinault-Printemps-Redoute             $20,100.0                   2                     1                        1

Prada                                     NA                      3                     1                        1

TOD's                             [EURO]1,320.0                   3                     1                        1
---------------------------------------------------------------------------------------------------------------------------

                                               5 ------------------------------------ 1
                                             High                                    Low


-------------------------------
(a)  AS OF JANUARY 16, 2001.
(b)  REPRESENTS GREAT UNIVERSAL STORES ONLY.

Evaluation of Strategic Alternatives
--------------------------------------------------------------------------------
FINANCIAL IMPACT OF COST-SAVINGS INITIATIVE (a)
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

----------------------------------------------------------------------------------------------------
                                                      PRESENT VALUE OF COST-SAVINGS INITIATIVES
----------------------------------------------------------------------------------------------------
                                                      2001      2002       2003      2004     2005
                                                    -------    -------    ------    ------   ------
Pre-Tax Cost Savings (b)                            $ 10.0     $10.0      $10.0     $10.0    $10.0
Initial Restructuring Charge                         (10.0)      0.0        0.0       0.0      0.0
After-Tax Cost Savings (c)                             5.7       6.0        6.2       6.4      6.5
After-Tax Cost Savings Per DKI Share                   0.25      0.26       0.27      0.28     0.28

Present Value of Incremental Share Price @ P/E
Attributable to Cost Savings Plan
 7.5x                                               $  1.88    $ 1.71     $ 1.54    $ 1.37   $ 1.22
10.0x                                                  2.50      2.29       2.05      1.83     1.63
12.5x                                                  3.13      2.79       2.57      2.29     2.03
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                      IMPACT ON PV OF FUTURE SHARE PRICE
------------------------------------------------------------------------------------------------------------
COST SAVINGS SCENARIO PV SHARE PRICE @ CURRENT YEAR P/E               MANAGEMENT PROJECTIONS
                                                            ------------------------------------------------
 7.5x                                                       $ 8.03    $ 7.59     $ 7.49     $ 8.14    $ 8.66
12.5x                                                        13.38     12.65      12.49      13.56     14.44

% ACCRETION TO MANAGEMENT EPS PROJECTIONS                    30.5%     29.2%      25.9%      20.3%     16.4%

COST SAVINGS SCENARIO PV SHARE PRICE @ CURRENT YEAR P/E               WALL STREET PROJECTIONS
                                                            -----------------------------------------------
 7.5x                                                       $ 7.55    $ 7.36     $ 7.25     $ 7.14    $ 7.04
12.5x                                                        12.58     12.27      12.08      11.90     11.73

% ACCRETION TO WALL STREET EPS PROJECTIONS                   31.7%     29.0%      25.8%      22.8%     20.1%
------------------------------------------------------------------------------------------------------------

-------------------------------
(a) BASED ON MANAGEMENT'S ESTIMATES.
(b) ESTIMATE OF ACHIEVABLE ANNUAL COST SAVINGS ASSUMING $10.0 MILLION INITIAL CASH OUTLAY FOR RESTRUCTURING.
(c) EXCLUDES INITIAL RESTRUCTURING CHARGE. ASSUMES $10.0 MILLION CASH OUTLAY AT THE BEGINNING OF 2001 FOR RESTRUCTURING, FUNDED BY DEBT AT 8.50%. IN ADDITION, NET AVERAGE CASH BALANCES EARN 4.00% INTEREST INCOME ANNUALLY, AND PRE-TAX COST SAVINGS ARE TAXED AT 39.0%.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

Appendix
--------------------------------------------------------------------------------
KEY TERMS OF LVMH PROPOSAL FOR DONNA KARAN
-------------------------
PURCHASE PRICE PER SHARE: - $8.50 for each outstanding common share of Donna
                            Karan voting capital stock
-------------------------
FORM OF CONSIDERATION:    - Cash merger of the Company with a new subsidiary of
                            LVMH formed to pursue the transaction

                          - The merged Company will thereafter be combined with
                            Gabrielle Studio
-------------------------
ACCOUNTING METHODOLOGY:   - Purchase Accounting
-------------------------
EMPLOYMENT AGREEMENTS:    - A long-term agreement has been signed between LVMH
                            and Ms. Donna Karan for her to remain the Chief Designer of the combined entity
-------------------------
RETAINED OWNERSHIP:       - Ms. Donna Karan and her husband would exchange a
                            portion of their stock in the Company for stock in the newly formed subsidiary immediately prior to the merger and the combination with Gabrielle Studio

                          - Ms. Donna Karan and her husband will have the option
                            to purchase additional stock in the combined entity
-------------------------
VOTING AGREEMENTS:        - Ms. Donna Karan and her husband, representing 23.7%
                            of the Company's common shares, have expressed their support of this proposal
-------------------------
TERMINATION PROVISIONS:   - TBD

Appendix
--------------------------------------------------------------------------------
KEY TERMS OF LVMH/GABRIELLE STUDIO AGREEMENT
-------------------------
PURCHASE PRICE:           - Initial purchase price of $450 million that will be
                            reduced
                               - by $50 million in the event that LVMH enters
                                 into a definitive agreement with Donna Karan
                                 within six months following the offer date
                               - by $25 million in the event that LVMH enters
                                 into a definitive agreement with Donna Karan
                                 between six months and one year following the offer date
-------------------------
FORM OF CONSIDERATION:    - LVMH will pay initial purchase price in cash at
                            closing
-------------------------
ACCOUNTING METHODOLOGY:   - Purchase accounting
-------------------------
EMPLOYMENT AGREEMENTS:    - Ms. Donna Karan will remain Chief Designer of the
                            combined entity
-------------------------
RETAINED OWNERSHIP:       - Ms. Donna Karan and her husband would exchange a
                            portion of their stock in the Company for stock in the newly formed subsidiary immediately prior to the merger and the combination with Studio

                          - Ms. Donna Karan and her husband will have the option
                            to purchase additional stock in the combined entity
-------------------------
VOTING AGREEMENTS:        - Not specified, however, Ms. Donna Karan and her
                            husband have expressed their support of their proposal (represents 23.7% of Company's common shares)
-------------------------
TERMINATION PROVISIONS:   - Agreement may be terminated by mutual written
                            consent of LVMH and Gabrielle Studio's shareholders or upon the shareholders written notice to LVMH at anytime thereafter if the closing has not occurred within six months of the offer date

Appendix
--------------------------------------------------------------------------------
KEY TERMS OF GABRIELLE STUDIO LICENSE
-------------------------
OWNERSHIP:                - Gabrielle Studio, a corporation wholly-owned by
                            Ms. Donna Karan, her husband and trusts established for the benefit of their children, owns the trademarks "Donna Karan", "Donna Karan New York", "DKNY",and all current and future variations thereof
-------------------------
TERM:                     - Gabrielle Studio has granted Donna Karan an
                            exclusive worldwide license in perpetuity
-------------------------
ROYALTY:                  - 1.75% of adjusted net sales from $0-$250 million;
                            plus

                          - 2.50% of adjusted net sales from $250-$750 million;
                            plus

                          - 3.00% of adjusted net sales from $750-$1,500
                            million; plus

                          - 3.50% of adjusted net sales above $1,500 million
-------------------------
KEY EMPLOYEE TERMS:       - If Ms. Donna Karan is no longer Chairman and Chief
                            Designer, the Company can continue to use trademarks only in areas in use at that time
-------------------------
TERMINATION PROVISIONS:   - General - The license agreement may be terminated by
                            Gabrielle Studio if certain conditions are not met including certain quality standards and payment of royalties on a timely basis

                          - Change of Control - The license agreement with
                            Gabrielle Studio and the Company's Employment Agreement with Ms. Donna Karan may be terminated by the licensee and Ms. Donna Karan respectively upon a change in control (which broadly includes certain changes in the ownership of voting securities, an acquisition by a third party of 30% or more of the voting securities of the Company, mergers, sales of assets, and changes of composition of the Board of Directors)

Appendix
--------------------------------------------------------------------------------
BRANDED APPAREL COMPARABLE COMPANIES AS OF JANUARY 16, 2001
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                    MARKET VALUE AS A MULTIPLE OF: MARKET CAP. AS A MULTIPLE OF:
                                                                    ------------------------------ ------------------------------
                                 SHARE    MARKET                       2001 EPS       2002 EPS     2000 EST.  2000 EST. 2000 EST.
COMPANY                TICKER    PRICE    VALUE      MARKET CAP (a)    EST. (b)       EST. (b)      EBITDA      EBIT      SALES
-------------------    ------    ------   --------   --------------    --------       --------     ---------  --------- ---------
Jones Apparel Group    JNY       $37.69   $4,497.0      $5,805.4         12.7x          10.6x         8.1x       9.6x      1.41x
Liz Claiborne          LIZ        44.81    2,322.2       2,742.1         11.2           10.0          6.7        8.4       0.89
Nautica Enterprises    NAUT       16.25      513.8         478.8         11.0            9.8          5.1        6.6       0.76
Polo Ralph Lauren      RL         24.94    2,412.4       2,715.7         13.5           11.9          7.3        9.2       1.21
Tommy Hilfiger         TOM        11.63    1,055.1       1,405.5          7.6            6.8          4.6        7.2       0.74

                       ----------------------------------------------------------------------------------------------------------
                       MEAN        --        --             --           11.2x           9.8x         6.4x       8.2x      1.00x
                       ----------------------------------------------------------------------------------------------------------
DONNA KARAN (c)
---------------
OFFER                  DK        $ 8.50   $  194.8      $  194.4         11.2x           9.6x          4.4x       6.8X      0.29x
PRE-ANNOUNCEMENT (d)   DK          4.88      107.9         112.7          6.4            5.5           2.6        4.0       0.17

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
                        5-YEAR
                        GROWTH    2001    2002
COMPANY                 RATE (b)  PEG     PEG
-------------------     --------  -----   -----
Jones Apparel Group       19.3%   0.66x   0.55x
Liz Claiborne             12.7    0.88    0.78
Nautica Enterprises       12.5    0.88    0.78
Polo Ralph Lauren         13.5    1.00    0.88
Tommy Hilfiger            12.3    0.62    0.55
                        -----------------------
                          14.1%   0.81x   0.71x
                        -----------------------
DONNA KARAN (c)
---------------
OFFER                     16.0%   0.70x   0.60x
PRE-ANNOUNCEMENT (d)      16.0    0.40    0.35

-----------------------------------------------

---------------------------------------
NOTE: MEAN EXCLUDES NUMBERS THAT ARE NEGATIVE, NOT AVAILABLE, NOT MEANINGFUL AND
      (*) FIGURES.
(a) MARKET CAPITALIZATION = MARKET VALUE + PREFERRED EQUITY AT LIQUIDATION VALUE (INCL. REDEEMABLE) + SHORT-TERM DEBT + LONG-TERM DEBT + MINORITY INTEREST - CASH & MARKETABLE SECURITIES.
(b) EARNINGS ESTIMATES OBTAINED FORM [SIC] FIRST CALL AND CALENDARIZED TO DECEMBER OR CLOSEST MONTH THEREAFTER. FIVE-YEAR GROWTH RATES OBTAINED FROM I/B/E/S.
(c) REFLECTS VALUATION OF PUBLIC COMPANY ONLY.
(d) PRE-ANNOUNCEMENT DATE: DECEMBER 15, 2000.

Appendix
--------------------------------------------------------------------------------
LUXURY GOODS COMPARABLE COMPANIES AS OF JANUARY 16, 2001
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MARKET VALUE AS A MULTIPLE OF:   MARKET CAP. AS A MULTIPLE OF:
                                                                     ------------------------------   -----------------------------
                                           MARKET                      2001 EPS        2002 EPS
COMPANY                     SHARE PRICE    VALUE      MARKET CAP (a)   EST. (b)        EST. (b)             2000 EST. EBITDA
-------------------         -----------  ---------    --------------   --------        --------             ----------------
GLOBAL LIFESTYLE
Estee Lauder                $ 41.88      $ 9,963.5       $10,514.4       28.5x           24.3x                    15.1x
Gucci Group N.V.              80.06        8,100.8         6,132.8       22.4            18.4                     13.1
Hermes International         131.82        4,840.4         4,932.0       29.7            26.1                     20.1
LVMH                          64.31       31,502.8        38,974.2       30.0            24.7                     16.3
Nike                          55.69       15,041.1        16,133.3       21.0            18.2                     12.1
                       ------------------------------------------------------------------------------------------------------------
MEAN                          --             --              --          26.3x           22.3x                    15.3x
                       ------------------------------------------------------------------------------------------------------------
DONNA KARAN (c)
---------------
OFFER                       $  8.50      $   194.8       $   194.4       11.2x            9.6x                     4.4x
PRE-ANNOUNCEMENT (d)           4.88          107.9           112.7        6.4             5.5                      2.6
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                             5-YEAR
                           EPS GROWTH
COMPANY                       RATE       2001 PEG   2002 PEG
--------------------       ----------    --------   --------
GLOBAL LIFESTYLE
Estee Lauder                  14.9%        1.91x      1.64x
Gucci Group N.V.              15.5         1.45       1.18
Hermes International          17.0         1.75       1.54
LVMH                          18.0         1.67       1.37
Nike                          15.6         1.35       1.16

                           ---------------------------------
MEAN                          16.2%        1.62x      1.38x
                           ---------------------------------

DONNA KARAN (c)
---------------
OFFER                         16.0%        0.70x      0.60x
PRE-ANNOUNCEMENT (d)          16.0         0.40       0.35

------------------------------------------------------------

---------------------------
NOTE: MEAN EXCLUDES NUMBERS THAT ARE NEGATIVE, NOT AVAILABLE, NOT MEANINGFUL AND
      (*) FIGURES.
(a) MARKET CAPITALIZATION = MARKET VALUE + PREFERRED EQUITY AT LIQUIDATION VALUE (INCL. REDEEMABLE) + SHORT-TERM DEBT + LONG-TERM DEBT + MINORITY INTEREST - CASH & MARKETABLE SECURITIES.
(b) EARNINGS ESTIMATES OBTAINED FORM [SIC] FIRST CALL AND CALENDARIZED TO DECEMBER OR CLOSEST MONTH THEREAFTER. FIVE-YEAR GROWTH RATES OBTAINED FROM I/B/E/S.
(c) REFLECTS VALUATION OF PUBLIC COMPANY ONLY.
(d) PRE-ANNOUNCEMENT DATE: DECEMBER 15, 2000.

APPENDIX
--------------------------------------------------------------------------------
ANALYSIS OF DONNA KARAN WEIGHTED AVERAGE COST OF CAPITAL ("WACC")

----------------------------------------------------------------------------------------------------------
Three-Month Treasury Bill                         5.30%        Estimated Future Market Return (a)   13.68%
Thirty-Year Goverment Bond                        5.58%        Estimated Future Risk Free Rate       5.58%
                                                                                                    ------
Historical Spread Between Long Bond and Bill      1.40%        Estimated Market Risk Premium         8.10%
Historical Spread Between Long Bond and S&P 500   8.10%
----------------------------------------------------------------------------------------------------------

                                                  ---------------------------------------------------------------------------------
                                                  LEVERED     TAX        DEBT TO      UNLEVERED        LEVERED          UNLEVERED
                                                  BETA (c)    RATE     MV OF EQUITY    BETA (d)       RETURN (e)        RETURN (f)
                                                  --------    ----     ------------   ---------       ----------        ---------
Donna Karan International                           1.04      40.0%        -2.8%         1.06            14.0%             14.1%
                                                    ----      ----         ----          ----            ----              ----
AVERAGE                                             1.04      40.0%        -2.8%         1.06            14.0%             14.1%

                                                 ----------------------------------------------------------------------------------
                                                              COST OF EQUITY AT VARIOUS UNLEVERED BETA AND CAPITAL RATES (g)
           DEBT TO                               ----------------------------------------------------------------------------------
         MV OF EQUITY                             0.96        0.98                   1.06              1.03                    1.10
         -------------                           -----       -----                  -----             -----                   -----
             0.0%                                13.3%       13.5%                  14.1%             13.9%                   14.5%
            10.0%                                13.8%       14.0%                  14.7%             14.4%                   15.1%
            20.0%                                14.3%       14.4%                  15.2%             15.0%                   15.6%
            30.0%                                14.7%       14.9%                  15.7%             15.5%                   16.1%
            40.0%                                15.2%       15.4%                  16.2%             16.0%                   16.7%
                                                -----------------------------------------------------------------------------------
                                                 WEIGHTED AVERAGE COST OF CAPITAL AT VARIOUS UNLEVERED BETA AND CAPITAL RATES (h)
           DEBT TO             EST. PRETAX      -----------------------------------------------------------------------------------
         MV OF EQUITY          COST OF DEBT      0.96        0.98                   1.06              1.03                    1.10
         -------------         -------------     -----       -----                  -----             -----                   -----
             0.0%                  9.00%         13.3%       13.5%                  14.1%             13.9%                   14.5%
            10.0%                  9.50%         13.1%       13.2%                  13.8%             13.7%                   14.2%
            20.0%                 10.00%         12.9%       13.0%                  13.6%             13.5%                   14.0%
            30.0%                 10.50%         12.8%       12.9%                  13.5%             13.3%                   13.9%
            40.0%                 11.00%         12.7%       12.9%                  13.5%             13.3%                   13.8%

---------------------------------------
(a) THIRTY-YEAR GOVERNMENT BOND YIELD PLUS THE HISTORICAL SPREAD BETWEEN THE LONG BOND AND THE S&P 500.
(b) THIRTY-YEAR GOVERNMENT BOND YIELD LESS THE HISTORICAL SPREAD BETWEEN THE LONG BOND AND THE THREE-MONTH BILL.
(c) SOURCE: MERRILL LYNCH BETA BOOK AS OF OCTOBER 2000 AND BLOOMBERG.
(d) UNLEVERED BETA EQUALS (LEVERED BETA/(1 + ((1 - TAX RATE) * (TOTAL DEBT/EQUITY)))).
(e) LEVERED RETURN = ESTIMATED FUTURE RISK FREE RATE + (LEVERED BETA x ESTIMATED MARKET RISK PREMIUM).
(f) UNLEVERED RETURN = ESTIMATED FUTURE RISK FREE RATE + (UNLEVERED BETA x ESTIMATED MARKET RISK PREMIUM).
(g) COST OF EQUITY = ESTIMATED FUTURE RISK FREE RATE + (UNLEVERED BETA * (1+((1-TAX RATE))* (TOTAL DEBT/EQUITY)))*MARKET PREMIUM).
(h) WACC = COST OF EQUITY (E) x [E/(D + E)] + COST OF DEBT (D) x (1 - TAX RATE) x [D/(D + E)].

Appendix
--------------------------------------------------------------------------------
ANALYSIS OF BRANDED APPAREL COMPANIES WEIGHTED AVERAGE COST OF CAPITAL ("WACC")

-----------------------------------------------------------------------------------------------------------------
Three-Month Treasury Bill                             5.30%         Estimated Future Market Return (a)     13.68%
Thirty-Year Goverment Bond                            5.58%         Estimated Future Risk Free Rate         5.58%
                                                                                                           ------
Historical Spread Between Long Bond and Bill          1.40%         Estimated Market Risk Premium           8.10%
Historical Spread Between Long Bond and S&P 500       8.10%
-----------------------------------------------------------------------------------------------------------------


                                                      -----------------------------------------------------------------------------
                                                      LEVERED      TAX         DEBT TO     UNLEVERED      LEVERED        UNLEVERED
BRANDED APPAREL COMPARABLE COMPANIES                  BETA (c)     RATE      MV OF EQUITY  BETA (d)      RETURN (e)      RETURN (f)
                                                      --------     -----     ------------  ---------     ----------      ----------
Jones Apparel Group                                     1.24       37.5%         29.1%       1.05           15.6%          14.1%
Liz Claiborne, Inc.                                     1.25       37.2%         17.9%       1.12           15.7%          14.7%
Nautica Enterprises, Inc.                               0.68       39.0%         -6.8%       0.71           11.1%          11.3%
Polo Ralph Lauren                                       0.95       40.1%         12.6%       0.88           13.3%          12.7%
Tommy Hilfiger Corp.                                    1.38       27.0%         33.2%       1.11           16.8%          14.6%
                                                      --------     -----     ------------  ---------     ----------      ----------
AVERAGE                                                 1.10       36.2%         17.2%       0.98           14.5%          13.5%

                                                 --------------------------------------------------------------------------------
                                                            COST OF EQUITY AT VARIOUS UNLEVERED BETA AND CAPITAL RATES (g)
                DEBT TO                          --------------------------------------------------------------------------------
             MV OF EQUITY                         0.71       0.84                0.98            1.05                 1.12
             -------------                       -----      -----               -----           -----                -----
                  0.0%                           11.3%      12.4%               13.5%           14.1%                14.7%
                 10.0%                           11.7%      12.8%               14.0%           14.6%                15.2%
                 20.0%                           12.0%      13.2%               14.4%           15.1%                15.8%
                 30.0%                           12.4%      13.6%               14.9%           15.6%                16.3%
                 40.0%                           12.7%      14.0%               15.4%           16.1%                16.9%


                                                 --------------------------------------------------------------------------------
                                                 WEIGHTED AVERAGE COST OF CAPITAL AT VARIOUS UNLEVERED BETA AND CAPITAL RATES (h)
             DEBT TO             EST. PRETAX     --------------------------------------------------------------------------------
             MV OF EQUITY        COST OF DEBT    0.71       0.84                0.98            1.05                 1.12
             -------------       -------------   -----      -----               -----           -----                -----
                  0.0%               9.00%       11.3%      12.4%               13.5%           14.1%                14.7%
                 10.0%               9.50%       11.1%      12.2%               13.2%           13.8%                14.4%
                 20.0%              10.00%       11.0%      12.0%               13.0%           13.6%                14.1%
                 30.0%              10.50%       11.0%      11.9%               12.9%           13.5%                14.0%
                 40.0%              11.00%       11.0%      11.9%               12.9%           13.4%                13.9%

---------------------------------------
*AMOUNTS EXCLUDED FROM AVERAGE CALCULATIONS.
(a) THIRTY-YEAR GOVERNMENT BOND YIELD PLUS THE HISTORICAL SPREAD BETWEEN THE LONG BOND AND THE S&P 500.
(b) THIRTY-YEAR GOVERNMENT BOND YIELD LESS THE HISTORICAL SPREAD BETWEEN THE LONG BOND AND THE THREE-MONTH BILL.
(c) SOURCE: MERRILL LYNCH BETA BOOK AS OF OCTOBER 2000 AND BLOOMBERG.
(d) UNLEVERED BETA EQUALS (LEVERED BETA/(1 + ((1 - TAX RATE) * (TOTAL DEBT/EQUITY)))).
(e) LEVERED RETURN = ESTIMATED FUTURE RISK FREE RATE + (LEVERED BETA x ESTIMATED MARKET RISK PREMIUM).
(f) UNLEVERED RETURN = ESTIMATED FUTURE RISK FREE RATE + (UNLEVERED BETA x ESTIMATED MARKET RISK PREMIUM).
(g) COST OF EQUITY = ESTIMATED FUTURE RISK FREE RATE + (UNLEVERED BETA * (1+((1-TAX RATE))* (TOTAL DEBT/EQUITY)))*MARKET PREMIUM).
(h) WACC = COST OF EQUITY (E) x [E/(D + E)] + COST OF DEBT (D) x (1 - TAX RATE) x [D/(D + E)].

Appendix
--------------------------------------------------------------------------------

LUXURY & BRANDED APPAREL ACQUISITION COMPARABLES 1997-2000 YTD
(TRANSACTION VALUES IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     TRANSACTION VALUE AS A
                                                                                                           MULTIPLE OF:
                                                                                                     ----------------------------
                                                                                  TRANSACTION         LTM       LTM       LTM
DATE       TARGET                      ACQUIROR                                     VALUE            SALES     EBITDA     EBIT
------------------------------------------------------------------------------------------------------------------------------------
07/03/00   BURBERRY (SPAIN) SA         GREAT UNIVERSAL STORES PLC                 $    246.2          1.22x       NA      7.7x
06/19/00   Joseph Abboud Co.           Holding di Partecipazioni Industriale      $     65.0          0.26        NA       NA
11/21/99   Sanofi Beaute               Gucci                                      $    996.1          1.39        NA     12.6
11/18/99   Sergio Rossi                Gucci                                      $    137.1 (a)      2.29      17.1x      NA
11/12/99   Samsonite                   Pinault-Printemps-Redoute                  $    295.9 (b)      0.39       3.6      5.1
11/04/99   Zenith International        LVMH                                       $     48.4 (c)      1.25 (c)    NA       NA
10/20/99   Chaumet & Cie; Ebel         LVMH                                       $    460.0 (d)      2.51 (d)    NA       NA
10/17/99   Laundry by Shelli Segal     Liz Claiborne                              $     45.0          0.45        NA       NA
10/08/99   Fendi Srl                   LVMH/Prada                                 $    950.0 (e)      2.96 (e)    NA       NA
09/27/99   Thomas Pink                 LVMH                                   (POUND)   42.9 (f)      1.79 (f)    NA     20.0 (f)
09/13/99   TAG Heuer International SA  LVMH Moet-Hennessy Louis Vuitton SA      SFr  1,272.4          2.81      15.0x    16.4
09/09/99   Church & Co. PLC            Prada Holding BV                       (POUND)  114.6          1.43      15.6     20.6
09/08/99   Poloco SA                   Ralph Lauren                               $    230.0          1.28        NA       NA
08/30/99   Jil Sander AG               Prada Holding BV                          DM    409.1          1.87      17.4     27.9
07/08/99   Jean Paul Gaultier SA       Hermes International                       F    428.6          5.04        NA     29.0
05/21/99   Lucky Brand Dungarees       Liz Claiborne                              $    164.7 (g)      2.75        NA       NA
05/01/99   Hard Candy                  LVMH                                          < $10.0 (h)      0.98 (h)    NA       NA
03/26/99   Helmut Lang                 Prada                                              NA           NA         NA       NA
03/19/99   Gucci                       Pinault-Printemps-Redoute                  $  4,371.0          4.19      15.6x    18.0x
03/19/99   Sanofi Beaute               Artemis (Holding Co. of PPR)               $  1,000.0          1.60        NA     14.0
03/17/99   Anne Klein                  Kasper                                     $     60.0          0.57        NA       NA
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
(a) TRANSACTION VALUE REPRESENTS A 34.4% OWNERSHIP POSITION ACCUMULATED BY LVMH DURING JANUARY 1999 FOR TOTAL COST OF $1,445.6 MILLION.
(b) PINAULT PRINTEMPS REDOUTE ACQUIRED A 30.2% INTEREST IN SAMSONITE FOR $36.5 MILLION.
(c) TERMS OF THE DEAL WERE NOT DISCLOSED. ESTIMATES REPORTED BY WWD (11/16/99).
(d) LVMH ACQUIRED CHAUMET & CIE AND EBEL SIMULTANEOUSLY FROM INVESTCORP FOR AN UNDISCLOSED SUM. ESTIMATES FROM INDUSTRY ANALYSTS REPORTED IN THE FINANCIAL TIMES (10/21/99).
(e) LVMH/PRADA ACQUIRED A 51% STAKE IN FENDI FOR AN UNDISCLOSED SUM. INDUSTRY SOURCES ESTIMATED TOTAL COMPANY VALUE AT $950 MILLION. 1998 SALES FIGURE IS MOST RECENT DATA AVAILABLE.
(f) TERMS WERE NOT DISCLOSED, BUT THE FINANCIAL TIMES REPORTED THAT LVMH PURCHASED A 70% STAKE IN THOMAS PINK FOR APPROXIMATELY (POUND)30 MILLION.
(g) LIZ CLAIBORNE ACQUIRED AN 85% INTEREST IN LUCKY BRAND DUNGAREES FOR $140 MILLION, INCLUDING FUTURE PERFORMANCE INCENTIVES.
(h) LVMH ACQUIRED 85% OF HARD CANDY FOR AN UNDISCLOSED SUM BELIEVED BY ANALYSTS TO BE LESS THAN $10.0 MILLION. TRANSACTION VALUE TO REVENUE MULTIPLE ASSUMES $10 PURCHASE PRICE AND REPORTED SALES OF $12.0 MILLION.

Appendix
--------------------------------------------------------------------------------

LUXURY & BRANDED APPAREL ACQUISITION COMPARABLES 1997-2000 YTD (CONT'D) (TRANSACTION VALUES IN MILLIONS)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TRANSACTION VALUE AS A
                                                                                                               MULTIPLE OF:
                                                                                                         -------------------------
                                                                                         TRANSACTION      LTM       LTM      LTM
DATE                 TARGET                           ACQUIROR                              VALUE        SALES     EBITDA    EBIT
--------   -------------------------  ----------------------------------------  ----------------------   -----     ------    -----
03/02/99   NINE WEST                  JONES APPAREL GROUP                          $      1,376.0        0.72x      7.8x     10.8x
02/16/99   Michael Kors               LVMH                                         NA                    NA        NA        NA
02/08/99   Todd Oldham                Jones Apparel Group                          NA                    NA        NA        NA
02/04/99   Kate Spade LLC             Neiman-Marcus Group Inc.                     $         60.0        2.22      NA        NA
02/03/99   ST. JOHN KNITS, INC.       VESTAR CAPITAL PARTNERS INC.                 $        520.0        1.75       7.5       9.1
01/22/99   Gucci                      LVMH                                         $      3,979.0 (a)    3.82      14.2      16.6
09/10/98   SUN APPAREL                JONES APPAREL GROUP                          $        445.1        1.10       8.5       9.6
05/04/98   Farah Inc.                 Tropical Sportswear                          $        144.9        0.50      16.5      NA
03/30/98   Vendome Luxury Group Plc   Compagnie Financiere Richemont               (POUND)3,081.0 (b)    2.13      11.0      12.7
01/30/98   Pepe Jeans USA             Tommy Hilfiger USA                           $      1,223.7        3.00      15.1      19.3
11/25/97   Severin Montres            Gucci Group                                  $        150.0        0.80      NA         3.5
10/16/97   SUN APPAREL                VESTAR CAPITAL PARTNERS                      $        184.0        0.55       5.5       7.2
09/25/97   Designer Holdings Ltd.     The Warnaco Group, Inc.                      $        354.0        0.72       8.1       9.3
09/10/97   Valentino Mario SpA        Holding de Partecipazioni Industriale SpA    $        300.0        3.12      14.6      17.6
07/23/97   Sephora                    LVMH Moet-Hennessy Louis Vuitton SA          F      1,600.0        1.17      NA        NA


                                      --------------------------------------------------------------------------------------------
                                      MAXIMUM                                                            5.04x     17.4x     29.0x
                                      MEAN                                                               1.73x     12.4x     15.4x
                                      MEDIAN                                                             1.39x     14.4x     15.2x
                                      MINIMUM                                                            0.26x      3.6x      3.5x
                                      --------------------------------------------------------------------------------------------

---------------------------------------
(a) TRANSACTION VALUE REPRESENTS A 34.4% OWNERSHIP POSITION ACCUMULATED BY LVMH DURING JANUARY 1999 FOR A TOTAL COST OF $1,445.6 MILLION.
(b) RICHEMONT PURCHASED THE 30% OF VENDOME THAT IT DID NOT ALREADY OWN.


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